VANGUARD
TAX-MANAGED FUNDS

VANGUARD TAX-MANAGED BALANCED FUND

VANGUARD TAX-MANAGED GROWTH AND
  INCOME FUND

VANGUARD TAX-MANAGED CAPITAL
  APPRECIATION FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        6

                                  FUND PROFILES
                                        8

                              PERFORMANCE SUMMARIES
                                       14

                              FINANCIAL STATEMENTS
                                       17

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       42

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]               [PHOTO]
John J. Brennan       John C. Bogle
Chairman & CEO        SENIOR CHAIRMAN

The three Vanguard Tax-Managed Funds provided excellent returns during 1998, surpassing by substantial margins the results from peer mutual funds during a volatile year for financial markets. Our two stock funds, the Growth and Income Fund and the Capital Appreciation Fund, provided returns of +28.7% and +28.0%, respectively, for the twelve months ended December 31, 1998. Our Balanced Fund earned +16.9%, a bountiful return for a fund that invests slightly more than half of its assets in municipal bonds. Each fund's return closely tracked that of the unmanaged index against which we measure its performance.

---------------------------------------------------------
                                         TOTAL RETURNS
                                           YEAR ENDED
                                       DECEMBER 31, 1998
---------------------------------------------------------
TAX-MANAGED GROWTH AND INCOME FUND          +28.7%
Average Growth and Income Fund              +17.0
S&P 500 Index                               +28.6
---------------------------------------------------------
TAX-MANAGED CAPITAL APPRECIATION FUND       +28.0%
Average Growth Fund                         +22.9
Russell 1000 Index                          +27.0
---------------------------------------------------------
TAX-MANAGED BALANCED FUND                   +16.9%
Average Balanced Fund*                      +13.5
Balanced Composite Index**                  +17.0
---------------------------------------------------------

 *Bond component not tax-exempt.
**50% Russell 1000 Index, 50% Lehman Brothers 7 Year
  Municipal Bond Index.

     The adjacent table shows the 1998 total returns (capital change plus reinvested dividends) for our funds, their average peers, and the relevant index benchmarks. Detailed per-share figures, including net asset values at the beginning and end of the year and income dividends, are presented in the table on page 5. We are pleased to note that none of the Tax-Managed Funds realized net capital gains in 1998--continuing a track record that began with the funds' inception in 1994. As you know, keeping such taxable distributions to a minimum is a core objective of these funds. With this report, on page 3, we are introducing some comparative data of pretax and after-tax returns that we hope will give you a clearer sense of the tax-efficiency of your fund.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--nearly 4%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, increasing the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

     The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually declined slightly, and by July 17 the Standard & Poor's 500 Composite Stock Price Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: During the six weeks ended August 31, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-capitalization stocks declined nearly -40% from its mid-April peak to its low in October.

     The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. The Russell 1000 Index, a broader gauge of the nation's larger companies, gained +27.0%. These results, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose.

     Interest rates declined on balance during 1998, and bond prices, which move in the opposite direction from rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities. Municipal bond yields declined only slightly and at year-end were nearly equal to yields on long-term Treasuries, even though interest from municipals is exempt from federal income tax.

1998 PERFORMANCE OVERVIEW

The remarkable comeback of large-cap stocks after the summer meltdown boosted the returns of our Tax-Managed Funds, which seek tax-efficient total returns that closely parallel those of their target indexes. Our Growth and Income and Capital Appreciation Funds actually earned a bit more than their target indexes during 1998, even though indexes do not incur the real-world costs of fund operations and securities transactions.

     The TAX-MANAGED GROWTH AND INCOME FUND's return of +28.7% exceeded by a tenth of a percentage point that of the S&P 500 Index, whose stocks it holds in approximately the same proportions as the index. Thanks to the market's strong bias toward the large-cap stocks that dominate the S&P 500, our fund trounced the +17.0% return of the average growth-and-income fund.

     The TAX-MANAGED CAPITAL APPRECIATION FUND returned +28.0%, a percentage point more than the Russell 1000 Index and 5.1 percentage points more than the average growth fund. These results reflect the fund's slight bias toward the lower-yielding growth stocks within the index. These stocks, which we emphasize for their relative tax efficiency, were strong performers during the year. We note that disparities in returns between growth stocks and value stocks, and between mid-cap and small-cap issues, tend to run in cycles and won't always be in our favor. For example, as we noted a year ago, the Capital Appreciation Fund lagged the Russell 1000 Index during 1997 largely because the index's value stocks outperformed its growth stocks that year.

     The TAX-MANAGED BALANCED FUND's gain of +16.9% closely tracked the +17.0% return of its composite benchmark index and easily outpaced the +13.5% return of the average balanced fund. Our 3.4-percentage-point margin actually understates our lead because most balanced funds hold taxable bonds, so their interest income is entirely taxable. Our bond segment, of course, is invested in high-quality, tax-exempt municipal bonds, so most of our income dividends are not taxable. The stock portion of our fund is invested in essentially the same way as the assets of the Capital Appreciation Fund.

     At least 50% of the Balanced Fund's assets must be invested in municipal bonds to preserve the tax exemption for interest we earn on those bonds, so we slightly overweight our bond position to ensure that we meet that requirement. (Our municipal bond position averaged about 51% of assets during 1998.) This divergence accounts for our tiny shortfall against our composite index, which is weighted 50% in the Russell 1000 Index and 50% in the Lehman 7 Year Municipal Bond Index (whose return was +6.2% during 1998).

A NEW LOOK AT TAX EFFICIENCY

The concept of tax-efficient investing began to catch on during 1998, as more investors considered the benefits of deferring capital gains rather than having them distributed and taxed. We're glad to see this increased focus on tax efficiency, which was the reason we decided to pioneer this concept and created the Vanguard Tax-Managed Funds more than four years ago.

---------------------------------------------------------------------
TOTAL RETURNS BEFORE AND AFTER TAXES*
---------------------------------------------------------------------
                                TOTAL RETURNS      AVERAGE ANNUAL
                                  YEAR ENDED       TOTAL RETURNS
                              DECEMBER 31, 1998   SINCE INCEPTION**
                             ------------------   ------------------
TAX-MANAGED FUND             PRETAX   AFTER TAX   PRETAX   AFTER TAX
---------------------------------------------------------------------
Growth and Income            +28.7%    +28.1%      +27.5%   +26.6%
Capital Appreciation         +28.0     +27.7       +25.1    +24.8
Balanced                     +16.9     +16.8       +15.7    +15.5
---------------------------------------------------------------------

 *Based on the highest federal tax rate of 39.6%; state taxes, if any, are not included.
**September 6, 1994.

     In the adjoining table, we present after-tax returns for our three Tax-Managed Funds for 1998 and since their inception. These return figures assume that shares have been held, not sold; that all income dividends, less any tax that would be owed on them, were reinvested; and that the taxable portions of the dividends were subject to tax at the highest federal income-tax rate. Comparable data for our peer mutual funds are not yet available, though we expect such information to evolve. However, you can easily see that our strategy has helped you keep a high percentage of your pretax earnings. If you are subject to a lower tax rate, your after-tax returns would have been higher than those shown. Any state income taxes on dividends are not included.

     Capital gains that a fund earns but does not realize through the sale of securities build up as unrealized gains until the securities are sold. At year-end 1998, the Growth and Income Fund had net unrealized gains of $7.50 per share, or 28% of net asset value; Capital Appreciation, $10.21 per share, or 40% of net asset value; and Balanced, $3.79 per share, or 23% of net asset value.

     We intend to avoid realizing these gains, although we cannot guarantee that we'll achieve this aim. One way we pursue this goal is to minimize fund turnover--trading activity as a percentage of assets. During 1998, our Growth and Income Fund had a turnover rate of 4%; the Capital Appreciation Fund, 5%; and the Balanced Fund, 7%. The average general equity fund turns over its securities at an annual rate of 83%. The turnover in our Tax-Managed Funds is related almost entirely to changes in our target indexes (for example, when there is a corporate takeover) and to the sale of securities on which we can book capital losses that can be used to offset future capital gains we may realize.

     The buy-and-hold nature of our indexing strategy makes it unlikely that frequent portfolio transactions will convert our unrealized gains into realized gains. What's more, we have substantial loss carryforwards that we could use to offset gains in the event that a market downturn prompted heavy redemptions by shareholders. Also, we sell our highest-cost shares first, so the first shares sold to meet redemptions during a market pullback would be likely to generate realized losses, not gains. Finally, we attempt to limit our funds' vulnerability to large redemptions by discouraging investments from short-term speculators and market-timers. We do this by imposing redemption fees of 2% on shares held less than one year and 1% on shares held from one to five years. This policy seems to be working. Our redemption rates for the Tax-Managed Funds averaged about 4.4% last year, far below the industry level for equity funds of 34.1%.

LIFETIME PERFORMANCE OVERVIEW

Although they are only a little more than four years old, the Vanguard Tax-Managed Funds are building solid track records both in absolute returns and in comparison with their competitive standards.

     The following table presents the average annual returns earned by each of our Tax-Managed Funds since inception on September 6, 1994. It also shows how an initial investment of $10,000 in each fund would have grown, assuming reinvestment of income dividends. The table presents the same information (assuming that dividends and capital gains distributions were reinvested) for the average comparable mutual fund and the appropriate index. All the returns are pretax. So far, the Growth and Income Fund's return has exceeded that of its average peer by 6.2 percentage points a year, while the Capital Appreciation Fund has achieved a 3.2-point margin of superiority over its average peer. Such margins add up to significant sums. For example, an investment of $10,000 in the Growth and Income Fund at inception would have grown to $28,531, or $5,540 more than the $22,991 that would have accumulated in the average competitor.

-----------------------------------------------------------------
                                           TOTAL RETURNS
                                   SEP. 6, 1994, TO DEC. 31, 1998
                                   ------------------------------
                                     AVERAGE   FINAL VALUE OF
                                      ANNUAL      A $10,000
TAX-MANAGED FUND                       RATE  INITIAL INVESTMENT
-----------------------------------------------------------------
GROWTH AND INCOME                     +27.5%       $28,531
Average Growth and Income Fund        +21.3         22,991
S&P 500 Index                         +27.4         28,498
-----------------------------------------------------------------
CAPITAL APPRECIATION                  +25.1%       $26,334
Average Growth Fund                   +21.9         23,492
Russell 1000 Index                    +26.8         27,923
-----------------------------------------------------------------
BALANCED                              +15.7%       $18,776
Average Balanced Fund*                +15.9         18,883
Balanced Composite Index              +16.8         19,567
-----------------------------------------------------------------

*Bond component not tax-exempt

     Our Tax-Managed Balanced Fund has virtually matched the total returns of its average peer, a noteworthy feat since income from our fund's bond component is exempt from federal income tax, while income from the average balanced fund is entirely taxable. We estimate that on an after-tax basis, the annualized return on our Balanced Fund has exceeded that of its average peer by roughly 1 percentage point.

     A key factor in these results is our emphasis on keeping costs down. Our expense ratio (annual expenses as a percentage of average net assets) for these funds is a slender 0.19%, less than one-seventh the 1.45% in expenses charged by the average equity mutual fund.

     We emphasize that the lifetime results of our Tax-Managed Funds are not necessarily indicative of future returns. Indeed, we would expect future returns to be far less generous than the extraordinary gains experienced during the past four years. Returns simply can't continue at such high levels indefinitely. In terms of our performance relative to other funds, we note that part of our margin of superiority stemmed from the U.S. stock market's bias toward large-cap stocks during the past four years. The typical equity mutual fund invests a larger proportion of its assets in mid- and small-cap stocks than do the Tax-Managed Funds. Since our funds began operations, large-cap stocks have been the market's best performers by a wide margin. We would expect smaller stocks to be the market's leaders during some other periods.

     While we are grateful for fabulous returns from the financial markets in recent years, they create two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base plans on such assumptions may fall well short of their financial goals if returns revert to lower levels. The second danger is that investors may underestimate the risks that are part of investing. While returns have been positive for each Tax-Managed Fund in each of the past four years, the stock and bond markets are also capable of producing steep declines. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The advantages of a tax-efficient investment approach are becoming more widely understood, in part because the booming stock markets of recent years have resulted in sizable capital gains distributions by many mutual funds. We look at taxes as another cost that can reduce the long-term returns that investors actually reap from their mutual funds. Our Tax-Managed Funds aim to provide superior after-tax returns by keeping operating and transaction costs low and minimizing the bite that taxes take from your investment returns.

     We have always believed that investors are well served by devising a long-term plan based on a mix of stock funds, bond funds, and money market funds appropriate to their investment time horizon, goals, and risk tolerance. Once your plan is in place, we advocate that you stick with it. We will certainly "stay the course" in implementing the tax- efficient strategy on which our Tax-Managed Funds are based.

/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer

January 27, 1999

NOTE: You'll observe that we have made a minor change in the name of each of the Vanguard Tax-Managed Funds. We replaced "portfolio" with "fund" as part of a broader effort to clarify the names in our fund lineup.












PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------
                           NET ASSET VALUE PER SHARE    12 MONTHS ENDED DECEMBER  31, 1998
                                   DECEMBER 31,         -----------------------------------
                           -------------------------       INCOME           CAPITAL GAINS
TAX-MANAGED FUND             1997          1998          DIVIDENDS          DISTRIBUTIONS
-------------------------------------------------------------------------------------------
Growth and Income          $20.88        $26.55           $0.29               $0.00
Capital Appreciation        20.18         25.69            0.13                0.00
Balanced                    14.67         16.74            0.39                0.00
-------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

     The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

     Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

-------------------------------------------------------------------
                                     AVERAGE ANNUALIZED RETURNS
                                   PERIODS ENDED DECEMBER 31, 1998
                                  ---------------------------------
                                      1 YEAR    3 YEARS  5 YEARS
-------------------------------------------------------------------
STOCKS
  S&P 500 Index                         28.6%    28.2%     24.1%
  Russell 2000 Index                    -2.5     11.6      11.9
  MSCI EAFE Index                       20.3      9.3       9.5
-------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index            8.7%     7.3%      7.3%
  Lehman 10 Year Municipal Bond Index    6.8      6.8       6.4
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index            5.1      5.2       5.1
-------------------------------------------------------------------
OTHER
  Consumer Price Index                   1.6%     2.2%      2.4%
-------------------------------------------------------------------

     The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

     Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

     Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

     Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

     The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

     Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

     Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

     Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

     Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

FUND PROFILE
TAX-MANAGED BALANCED FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.


TOTAL FUND CHARACTERISTICS
-------------------------------------------
Yield                                  2.2%
Turnover Rate                            7%
Expense Ratio                         0.19%
Cash Reserves                          0.0%


FUND ASSET ALLOCATION
-------------------------------------------
Bonds                              52%
Stocks                             48%


TOTAL FUND VOLATILITY MEASURES
-------------------------------------------
                       BALANCED     S&P 500
-------------------------------------------
R-Squared                  0.95        1.00
Beta                       0.55        1.00
-------------------------------------------


TEN LARGEST STOCKS (% OF EQUITIES)
---------------------------------------------
General Electric Co.                    3.4%
Microsoft Corp.                         2.3
Intel Corp.                             2.0
Merck & Co., Inc.                       1.8
International Business Machines Corp.   1.7
Pfizer, Inc.                            1.6
MCI WorldCom, Inc.                      1.5
Cisco Systems, Inc.                     1.5
The Coca-Cola Co.                       1.4
Lucent Technologies, Inc.               1.4
---------------------------------------------
Top Ten                                18.6%
---------------------------------------------
Top Ten as % of Total Net Assets        9.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                           DECEMBER 31, 1997       DECEMBER 31, 1998
                                          -----------------------------------------------
                                                                                 RUSSELL
                                              BALANCED         BALANCED           1000
                                          -----------------------------------------------
Auto & Transportation....................       5.1%             3.4%              2.7%
Consumer Discretionary...................      16.0             16.5              12.4
Consumer Staples.........................       6.9              5.9               8.5
Financial Services.......................      11.1             10.9              18.0
Health Care..............................      12.3             14.5              12.7
Integrated Oils..........................       2.8              2.0               4.6
Other Energy.............................       5.2              2.4               1.0
Materials & Processing...................       6.1              3.4               3.7
Producer Durables........................       4.1              3.7               3.2
Technology...............................      18.6             23.7              16.0
Utilities................................       6.4              7.6              12.5
Other....................................       5.4              6.0               4.7
-----------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------
                                    RUSSELL
                       BALANCED        1000
-------------------------------------------
Number of Stocks            471         963
Median Market Cap        $26.4B      $46.8B
Price/Earnings Ratio      29.4x       27.1x
Price/Book Ratio           4.9x        4.7x
Dividend Yield             0.6%        1.3%
Return on Equity          21.8%       21.8%
Earnings Growth Rate      21.6%       17.2%
Foreign Holdings           0.1%        0.0%


EQUITY INVESTMENT FOCUS
---------------------------------------------
[GRAPH]


FIXED-INCOME CHARACTERISTICS
-------------------------------------------
                       BALANCED     LEHMAN*
-------------------------------------------
Number of Issues            120      48,049
Yield to Maturity          4.0%          --
Average Coupon             5.4%        5.5%
Average Maturity      6.3 years  13.4 years
Average Quality             AA+         AA+
Average Duration      5.1 years   7.3 years

*Lehman Municipal Bond Index.


FIXED-INCOME INVESTMENT FOCUS
--------------------------------------------
[GRAPH]


DISTRIBUTION BY MATURITY (% OF BONDS)
-----------------------------------------
Under 1 Year                         8.4%
1-5 Years                           26.4
5-10 Years                          48.7
10-20 Years                         16.5
20-30 Years                          0.0
Over 30 Years                        0.0
-----------------------------------------
Total                              100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
AAA                                 73.5%
AA                                  19.5
A                                    5.4
BBB                                  1.5
BB                                   0.0
B                                    0.0
Not Rated                            0.1
-------------------------------------------
Total                              100.0%


LARGEST STATE CONCENTRATIONS (% OF BONDS)
-----------------------------------------
New York                            16.4%
Texas                                9.4
California                           9.3
Florida                              8.7
Pennsylvania                         8.1
Massachusetts                        5.4
Ohio                                 5.0
Michigan                             3.7
Illinois                             3.3
Nevada                               3.1
-----------------------------------------
Top Ten                             72.4%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond and stock investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS/HOLDINGS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
TAX-MANAGED GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                     GROWTH AND
                         INCOME     S&P 500
-------------------------------------------
Number of Stocks            513         500
Median Market Cap        $61.5B      $60.3B
Price/Earnings Ratio      28.2x       28.0x
Price/Book Ratio           4.9x        4.9x
Yield                      1.2%        1.3%
Return on Equity          22.3%       22.5%
Earnings Growth Rate      17.2%       17.2%
Foreign Holdings           1.6%        1.6%
Turnover Rate                4%          --
Expense Ratio             0.19%          --
Cash Reserves              0.4%          --


EQUITY INVESTMENT FOCUS
-------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Microsoft Corp.                         3.5%
General Electric Co.                    3.3
Intel Corp.                             2.0
Wal-Mart Stores, Inc.                   1.8
Exxon Corp.                             1.8
Merck & Co., Inc.                       1.8
International Business Machines Corp.   1.7
The Coca-Cola Co.                       1.6
Pfizer, Inc.                            1.6
Cisco Systems, Inc.                     1.5
--------------------------------------------
Top Ten                                20.6%


VOLATILITY MEASURES
-------------------------------------------
                     GROWTH AND
                         INCOME     S&P 500
-------------------------------------------
R-Squared                  1.00        1.00
Beta                       1.00        1.00


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------
                                           DECEMBER 31, 1997       DECEMBER 31, 1998
                                          ------------------------------------------------
                                              GROWTH AND       GROWTH AND
                                                INCOME           INCOME          S&P 500
                                          ------------------------------------------------
Auto & Transportation                            3.5%              2.5%            2.5%
Consumer Discretionary                           9.8              12.0            12.0
Consumer Staples                                11.5               9.8             9.8
Financial Services                              17.7              16.2            16.2
Health Care                                     11.5              12.5            12.5
Integrated Oils                                  7.2               5.2             5.2
Other Energy                                     1.4               1.0             0.9
Materials & Processing                           6.0               3.7             3.7
Producer Durables                                4.0               3.2             3.2
Technology                                      11.2              16.6            16.6
Utilities                                       10.7              11.7            11.7
Other                                            5.5               5.6             5.7
-------------------------------------------------------------------------------------------

FUND PROFILE
TAX-MANAGED CAPITAL APPRECIATION FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------
                                     CAPITAL           RUSSELL
                                 APPRECIATION             1000
--------------------------------------------------------------
Number of Stocks                          486              963
Median Market Cap                      $24.7B           $46.8B
Price/Earnings Ratio                    28.7x            27.1x
Price/Book Ratio                         4.7x             4.7x
Yield                                    0.5%             1.3%
Return on Equity                        21.3%            21.8%
Earnings Growth Rate                    20.4%            17.2%
Foreign Holdings                         0.0%             0.0%
Turnover Rate                              5%               --
Expense Ratio                           0.19%               --
Cash Reserves                            0.1%               --


EQUITY INVESTMENT FOCUS
-------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
General Electric Co.                 3.3%
Microsoft Corp.                      2.3
Intel Corp.                          1.9
Merck & Co., Inc.                    1.8
International Business
  Machines Corp.                     1.7
Pfizer, Inc.                         1.7
The Coca-Cola Co.                    1.5
Cisco Systems, Inc.                  1.4
Lucent Technologies, Inc.            1.4
MCI WorldCom, Inc.                   1.4
--------------------------------------------
Top Ten                             18.4%


VOLATILITY MEASURES
-------------------------------------------
                        CAPITAL
                   APPRECIATION     S&P 500
-------------------------------------------
R-Squared                  0.95        1.00
Beta                       1.14        1.00


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------
                                          DECEMBER 31, 1997       DECEMBER 31, 1998
                                        --------------------------------------------------
                                               CAPITAL          CAPITAL       RUSSELL
                                            APPRECIATION     APPRECIATION      1000
                                        --------------------------------------------------
Auto & Transportation                           3.6%             2.9%           2.7%
Consumer Discretionary                         16.2             16.9           12.4
Consumer Staples                                8.4              6.6            8.5
Financial Services                             12.2             10.7           18.0
Health Care                                    13.1             13.7           12.7
Integrated Oils                                 2.2              1.6            4.6
Other Energy                                    3.9              2.7            1.0
Materials & Processing                          6.4              4.5            3.7
Producer Durables                               4.3              4.2            3.2
Technology                                     18.6             23.2           16.0
Utilities                                       5.5              6.8           12.5
Other                                           5.6              6.2            4.7
------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
TAX-MANAGED BALANCED FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1998
--------------------------------------------------------------
           TAX-MANAGED BALANCED FUND       COMPOSITE*
FISCAL    CAPITAL     INCOME    TOTAL        TOTAL
YEAR      RETURN      RETURN   RETURN       RETURN
--------------------------------------------------------------
1994       -2.3%       0.9%     -1.4%        -1.8%
1995       21.0        3.5      24.5         25.5
1996        9.0        3.2      12.2         13.2
1997       13.5        3.1      16.6         19.9
1998       14.1        2.8      16.9         17.0
--------------------------------------------------------------

*50% Russell 1000 Index, 50% Lehman 7 Year Municipal Bond Index.
See Financial Highlights table on page 38 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------
             Tax-Managed        Average         Tax-Managed            Russell         Lehman 7-Year
             Balanced           Balanced        Balanced               1000            Municipal
             Fund               Fund            Composite Index        Index           Bond Index
09/06/94     10000              10000           10000                  10000           10000
1994  09     9920               9920            9920                   9847            9924
1994  12     9860               9812            9820                   9809            9827
1995  03     10576              10409           10543                  10742           10343
1995  06     11255              11163           11186                  11753           10636
1995  09     11949              11804           11841                  12800           10940
1995  12     12278              12292           12321                  13513           11215
1996  03     12589              12611           12636                  14258           11175
1996  06     12860              12895           12921                  14840           11223
1996  09     13196              13275           13257                  15324           11425
1996  12     13777              13983           13950                  16547           11705
1997  03     13732              13966           14056                  16803           11691
1997  06     14997              15398           15411                  19627           12012
1997  09     16012              16465           16297                  21341           12333
1997  12     16057              16640           16726                  21983           12602
1998  03     17250              17894           17926                  24922           12746
1998  06     17602              18103           18260                  25545           12895
1998  09     16716              17001           17641                  22911           13304
1998  12     18776              18883           19567                  27923           13386
----------------------------------------------------------------------------------------------------


                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED DECEMBER 31, 1998
                                         -------------------------------     FINAL VALUE OF A
                                             1 YEAR     SINCE INCEPTION     $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
Tax-Managed Balanced Fund*                   16.93%         15.71%            $18,776
Average Balanced Fund                        13.48          15.86              18,883
Tax-Managed Balanced Composite Index**       16.98          16.82              19,567
Russell 1000 Index                           27.02          26.85              27,923
Lehman 7 Year Municipal Bond Index            6.22           6.99              13,386
----------------------------------------------------------------------------------------------

 *Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
**50% Russell 1000 Index, 50% Lehman 7 Year Municipal Bond Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                                          INCEPTION             -------------------------
                                             DATE    1 YEAR     CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
Tax-Managed Balanced Fund*                 9/6/1994  16.93%     12.62%    3.09%   15.71%
-----------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

PERFORMANCE SUMMARY
TAX-MANAGED GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1998
-------------------------------------------------------------
                      TAX-MANAGED
          GROWTH AND INCOME FUND                  S&P 500
FISCAL      CAPITAL     INCOME       TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1994         -2.6%        0.9%       -1.7%         -1.8%
1995         34.7         2.8        37.5          37.6
1996         20.7         2.3        23.0          23.0
1997         31.4         1.9        33.3          33.4
1998         27.2         1.5        28.7          28.6
-------------------------------------------------------------

See Financial Highlights table on page 39 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1998
-----------------------------------------------------------
          Tax-Managed         Average Growth      S&P 500
          Growth & Income     & Income Fund       Index
9/06/94   10000               10000               10000
1994 09    9831                9831                9826
1994 12    9830                9690                9824
1995 03   10787               10470               10781
1995 06   11818               11345               11810
1995 09   12753               12157               12749
1995 12   13519               12731               13516
1996 03   14238               13410               14241
1996 06   14888               13886               14881
1996 09   15344               14277               15341
1996 12   16633               15393               16619
1997 03   17070               15530               17065
1997 06   20051               17863               20044
1997 09   21548               19438               21545
1997 12   22173               19652               22164
1998 03   25264               21871               25256
1998 06   26105               22066               26090
1998 09   23509               19420               23495
1998 12   28531               22991               28498
-----------------------------------------------------------


                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 1998
                                            -------------------------------     FINAL VALUE OF A
                                            1 YEAR          SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
     Tax-Managed Growth and Income Fund*     28.67%             27.48%               $28,531
     Average Growth and Income Fund          16.99              21.27                 22,991
     S&P 500 Index                           28.58              27.45                 28,498
--------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                             INCEPTION            ------------------------
                                               DATE    1 YEAR     CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund*          9/6/1994  28.67%     25.29%    2.19%   27.48%
------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

PERFORMANCE SUMMARY
TAX-MANAGED CAPITAL APPRECIATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1998
-------------------------------------------------------------
                      TAX-MANAGED               RUSSELL
               CAPITAL APPRECIATION FUND        1000
FISCAL          CAPITAL  INCOME  TOTAL          TOTAL
YEAR            RETURN   RETURN  RETURN         RETURN
-------------------------------------------------------------
1994            -0.9%    0.4%    -0.5%          -1.9%
1995            33.5     0.9     34.4           37.8
1996            20.1     0.8     20.9           22.4
1997            26.5     0.8     27.3           32.9
1998            27.3     0.7     28.0           27.0
-------------------------------------------------------------

See Financial Highlights table on page 39 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1998
--------------------------------------------------------------------
               Tax-Managed Capital      Average           Russell
               Appreciation             Growth Fund       1000 Index
               Fund
09/6/94        10000                    10000             10000
1994 09         9910                     9910              9847
1994 12         9950                     9779              9809
1995 03        10860                    10505             10742
1995 06        11950                    11493             11753
1995 09        12990                    12474             12800
1995 12        13371                    12798             13513
1996 03        14166                    13481             14258
1996 06        14750                    14044             14840
1996 09        15213                    14456             15324
1996 12        16169                    15260             16547
1997 03        16138                    15065             16803
1997 06        18845                    17409             19627
1997 09        20974                    19302             21341
1997 12        20581                    19121             21983
1998 03        23590                    21528             24922
1998 06        24151                    21827             25545
1998 09        20989                    19024             22911
1998 12        26334                    23492             27923
--------------------------------------------------------------------


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1998
                                               -------------------------------   FINAL VALUE OF A
                                                  1 YEAR     SINCE INCEPTION    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
       Tax-Managed Capital Appreciation Fund*      27.95%         25.14%            $26,334
       Average Growth Fund                         22.86          21.87              23,492
       Russell 1000 Index                          27.02          26.85              27,923
--------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                             INCEPTION           -------------------------
                                               DATE    1 YEAR     CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund*       9/6/1994  27.95%     24.31%    0.83%   25.14%
------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order. The Tax-Managed Balanced Fund's municipal bond holdings are grouped and subtotaled by state. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
TAX-MANAGED                                                    VALUE*
BALANCED FUND                               SHARES              (000)
---------------------------------------------------------------------
COMMON STOCKS (48.9%)
---------------------------------------------------------------------
  General Electric Co.                      33,203           $  3,389
- Microsoft Corp.                           16,900              2,344
  Intel Corp.                               17,200              2,039
  Merck & Co., Inc.                         12,100              1,787
  International Business
   Machines Corp.                            9,400              1,737
  Pfizer, Inc.                              13,300              1,668
- MCI WorldCom, Inc.                        20,910              1,500
- Cisco Systems, Inc.                       16,050              1,490
  The Coca-Cola Co.                         21,800              1,458
  Lucent Technologies, Inc.                 12,938              1,423
- Dell Computer Corp.                       19,200              1,405
  Procter & Gamble Co.                      14,300              1,306
  Citigroup, Inc.                           26,197              1,297
- AES Corp.                                 25,400              1,203
- Watson Pharmaceuticals, Inc.              19,100              1,201
  Wal-Mart Stores, Inc.                     14,700              1,197
  Johnson & Johnson                         14,202              1,191
  American International Group, Inc.        11,450              1,106
- America Online, Inc.                       6,800              1,088
  Exxon Corp.                               13,400                980
  Home Depot, Inc.                          15,600                954
  Schering-Plough Corp.                     15,600                862
  Fannie Mae                                11,500                851
  Abbott Laboratories                       16,600                813
  Compaq Computer Corp.                     18,181                762
  American Home Products Corp.              13,400                754
  Time Warner, Inc.                         10,600                658
  BellSouth Corp.                           12,000                598
  McDonald's Corp.                           7,800                598
- EMC Corp.                                  6,600                561
  Hewlett-Packard Co.                        8,200                560
  The Walt Disney Co.                       18,500                555
  Freddie Mac                                8,400                541
  AT&T Corp.                                 6,940                522
- AirTouch Communications, Inc.              7,100                512
  Gillette Co.                              10,504                507
- Safeway, Inc.                              7,934                483
  Motorola, Inc.                             7,900                482
- Yahoo!, Inc.                               2,000                474
- Sun Microsystems, Inc.                     5,500                471
  Texas Instruments, Inc.                    5,400                462
- Oracle Corp.                              10,650                459
- Tele-Communications-TCI
   Group A                                   7,890                436
  Medtronic, Inc.                            5,800                431
- Amgen, Inc.                                3,900                408
  Tyco International Ltd.                    5,370                405
  Mobil Corp.                                4,600                401
  Associates First Capital Corp.             9,378                397
  Sprint Corp.                               4,500                379
  Charles Schwab Corp.                       6,750                378
- Tele-Communications Liberty
   Media Group Class A                       8,062                371
- Continental Airlines, Inc. Class B        11,000                368
  PepsiCo, Inc.                              9,000                368
  The Gap, Inc.                              6,450                363
  Morgan Stanley Dean Witter & Co.           5,080                361
- MediaOne Group, Inc.                       7,600                357
  Waste Management, Inc.                     7,634                356
  Cardinal Health, Inc.                      4,627                351

---------------------------------------------------------------------
                                                               MARKET
TAX-MANAGED                                                    VALUE*
BALANCED FUND                               SHARES              (000)
---------------------------------------------------------------------
  E.I. du Pont de Nemours & Co.              6,600           $    350
- Compuware Corp.                            4,400                344
  Amoco Corp.                                5,800                342
  Philip Morris Cos., Inc.                   6,300                337
- Office Depot, Inc.                         9,100                336
- Viacom Inc. Class A                        4,548                335
- Qwest Communications
   International Inc.                        6,697                334
  Comcast Corp. Class A Special              5,400                317
  BankAmerica Corp.                          5,205                313
- Applied Materials, Inc.                    7,300                312
  Ford Motor Co.                             5,300                311
  CBS Corp.                                  9,458                310
- Costco Cos., Inc.                          4,300                310
  General Motors Corp.                       4,200                300
  Guidant Corp.                              2,700                298
- 3Com Corp.                                 6,600                296
- Smurfit-Stone Container Corp.             18,684                295
  CVS Corp.                                  5,228                287
- FDX Corp.                                  3,200                285
- Solectron Corp.                            3,000                279
- Viacom Inc. Class B                        3,663                271
- Ascend Communications, Inc.                4,100                270
- Berkshire Hathaway Class A                     4                270
- Micron Technology, Inc.                    5,300                268
   The Boeing Co.                            8,040                262
- Level 3 Communications, Inc.               6,000                259
  M & T Bank Corp.                             500                259
  Lowe's Cos., Inc.                          5,000                256
- Cendant Corp.                             13,146                251
  Computer Associates
   International, Inc.                       5,837                249
- Staples, Inc.                              5,625                246
  SunAmerica Inc.                            3,000                243
- The Kroger Co.                             4,000                242
  Linear Technology Corp.                    2,700                242
  IMS Health, Inc.                           3,200                241
  Wells Fargo Co.                            6,000                240
  Progressive Corp. of Ohio                  1,400                237
  Walgreen Co.                               4,000                234
  AFLAC, Inc.                                5,300                233
- Analog Devices, Inc.                       7,367                231
- Network Associates, Inc.                   3,450                229
  Albertson's, Inc.                          3,500                223
- At Home Corp. Series A                     3,000                223
- Fred Meyer Inc.                            3,700                223
- DaimlerChrysler AG                         2,326                223
- Lexmark International Group, Inc.
   Class A                                   2,200                221
- Teradyne, Inc.                             5,200                220
- Altera Corp.                               3,600                219
- Tellabs, Inc.                              3,200                219
  First Data Corp.                           6,784                215
- Novell, Inc.                              11,800                214
- SCI Systems, Inc.                          3,700                214
  Harley-Davidson, Inc.                      4,500                213
  Aetna Inc.                                 2,669                210
- Concord EFS, Inc.                          4,950                210
- Kohl's Corp.                               3,400                209
  State Street Corp.                         3,000                209
- Advanced Micro Devices, Inc.               7,000                203
  Kansas City Southern
   Industries, Inc.                          4,100                202
- Xilinx, Inc.                               3,100                202
- Tricon Global Restaurants, Inc.            4,000                201
- Tele-Communications TCI
   Ventures Group Series A                   8,420                198
- US Airways Group, Inc.                     3,800                198
- HCR Manor Care, Inc.                       6,700                197
  Illinois Tool Works, Inc.                  3,400                197
- AMR Corp.                                  3,300                196
  Capital One Financial Corp.                1,700                196
  Danaher Corp.                              3,600                196
- Unisys Corp.                               5,700                196
  HBO & Co.                                  6,800                195
- Kmart Corp.                               12,700                194
- Wellpoint Health Networks Inc.
   Class A                                   2,233                194
  ALLTEL Corp.                               3,230                193
  Aluminum Co. of America                    2,595                193
  Computer Sciences Corp.                    3,000                193
  Century Telephone
   Enterprises, Inc.                         2,850                192
  SBC Communications Inc.                    3,544                190
- Abercrombie & Fitch Co.                    2,658                188
- Apple Computer, Inc.                       4,600                188
- Maxim Integrated Products, Inc.            4,300                188
- Clear Channel
   Communications, Inc.                      3,400                185
- Seagate Technology                         6,090                184
- Biogen, Inc.                               2,200                183
  Coca-Cola Enterprises, Inc.                5,100                182
  Lehman Brothers Holdings, Inc.             4,100                181
  Becton, Dickinson & Co.                    4,200                179
- Federated Department Stores, Inc.          4,100                179
- BMC Software, Inc.                         4,000                178
  Minnesota Mining &
   Manufacturing Co.                         2,500                178
  Southwest Airlines Co.                     7,875                177
  Archer-Daniels-Midland Co.                10,238                176
  Cintas Corp.                               2,500                176
  UNUM Corp.                                 3,000                175
- Synopsys, Inc.                             3,200                174
- Parametric Technology Corp.               10,600                172
- Iomega Corp.                              23,400                171
  Stryker Corp.                              3,100                171
- Barnes & Noble, Inc.                       4,000                170
- Genzyme Corp.                              3,400                169
- Tenet Healthcare Corp.                     6,427                169
  The Equitable Cos.                         2,900                168
- Starbucks Corp.                            3,000                168
- Bed Bath & Beyond, Inc.                    4,900                167
- Cadence Design Systems, Inc.               5,600                167
  Kimberly-Clark Corp.                       3,072                167
  Conseco Inc.                               5,440                166
- Cox Communications Class A                 2,400                166
  Delta Air Lines, Inc.                      3,200                166
- NCR Corp.                                  3,968                166
- American Power Conversion Corp.            3,400                165
- Arrow Electronics, Inc.                    6,200                165
- AutoZone Inc.                              5,000                165
  Paychex, Inc.                              3,200                165

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                            SHARES              (000)
---------------------------------------------------------------------
- Gateway 2000, Inc.                         3,200           $    164
- Comverse Technology, Inc.                  2,300                163
  Marriott International, Inc. Class A       5,600                162
  Teleglobe Inc.                             4,513                162
  Caterpillar, Inc.                          3,500                161
  Wrigley, (Wm.) Jr. Co.                     1,800                161
  Automatic Data Processing, Inc.            2,000                160
- Forest Laboratories, Inc.                  3,000                160
- General Instrument Corp.                   4,700                160
- KLA-Tencor Corp.                           3,700                160
  Merrill Lynch & Co., Inc.                  2,400                160
- Brinker International, Inc.                5,500                159
  Champion International Corp.               3,900                158
- Chiron Corp.                               6,040                158
- ALZA Corp.                                 3,000                157
  Coastal Corp.                              4,500                157
  Loews Corp.                                1,600                157
- MedPartners, Inc.                         29,552                155
- Sybron International Corp.                 5,700                155
- Keebler Foods Co.                          4,100                154
- NEXTEL Communications, Inc.                6,500                154
- Intuit, Inc.                               2,100                152
  AlliedSignal Inc.                          3,400                151
- Cablevision Systems Corp. Class B          3,000                151
- Boston Scientific Corp.                    5,600                150
  Circuit City Stores, Inc.                  3,000                150
  Centex Corp.                               3,300                149
  Martin Marietta Materials, Inc.            2,400                149
- Sealed Air Corp.                           2,920                149
- Sterling Commerce, Inc.                    3,300                149
  Shaw Industries, Inc.                      6,100                148
- Ceridian Corp.                             2,100                147
- Robert Half International, Inc.            3,300                147
  IBP, Inc.                                  5,000                146
  Biomet, Inc.                               3,600                145
  Emerson Electric Co.                       2,400                145
  Provident Cos., Inc.                       3,500                145
- Quantum Corp.                              6,800                145
  AMBAC Financial Group Inc.                 2,400                144
- Chancellor Media Corp.                     3,000                144
  Eastman Kodak Co.                          2,000                144
  Franklin Resources Corp.                   4,500                144
- Gulfstream Aerospace Corp.                 2,700                144
- ADC Telecommunications, Inc.               4,100                142
- CalEnergy Co.                              4,100                142
  Pharmacia & Upjohn, Inc.                   2,500                142
- Republic Industries, Inc.                  9,600                142
  FirstEnergy Corp.                          4,300                140
- W.R. Grace & Co.                           8,900                140
- Fiserv, Inc.                               2,700                139
  MGIC Investment Corp.                      3,500                139
- Centocor, Inc.                             3,000                135
- Electronic Arts Inc.                       2,400                135
- Storage Technology Corp.                   3,800                135
  Telephone & Data Systems, Inc.             3,000                135
  International Game Technology              5,500                134
  Fort James Corp.                           3,300                132
- Health Management Associates
   Class A                                   6,112                132
- Outback Steakhouse                         3,300                132
  Bank One Corp.                             2,564                131
  Columbia/HCA Healthcare Corp.              5,302                131
- Outdoor Systems, Inc.                      4,300                129
- U.S. Cellular Corp.                        3,400                129
  Golden West Financial Corp.                1,400                128
- Humana, Inc.                               7,200                128
  Raytheon Co. Class B                       2,400                128
  Allmerica Financial Corp.                  2,200                127
- SunGard Data Systems, Inc.                 3,200                127
  Total System Services, Inc.                5,400                127
  Burlington Northern Santa Fe Corp.         3,738                126
  Molex, Inc.                                3,313                126
  Mylan Laboratories, Inc.                   4,000                126
  NIKE, Inc. Class B                         3,100                126
- USA Networks, Inc.                         3,800                126
  Dime Bancorp, Inc.                         4,700                124
- Sprint PCS                                 5,350                124
- Quintiles Transnational Corp.              2,300                123
- Promus Hotel Corp.                         3,765                122
  USG Corp.                                  2,400                122
- CNA Financial Corp.                        3,000                121
  Tyson Foods, Inc.                          5,700                121
- DST Systems, Inc.                          2,100                120
  Owens Corning                              3,400                120
- Owens-Illinois, Inc.                       3,900                119
- Atmel Corp.                                7,700                118
  Darden Restaurants Inc.                    6,500                117
- Litton Industries, Inc.                    1,800                117
  Clayton Homes Inc.                         8,422                116
- Lear Corp.                                 3,000                116
- Coltec Inc.                                5,900                115
- Learning Co., Inc.                         4,400                114
- Jones Apparel Group, Inc.                  5,100                113
- King World Productions, Inc.               3,800                112
  Newport News Shipbuilding Inc.             3,340                112
  Sigma-Aldrich Corp.                        3,800                112
  United Healthcare Corp.                    2,600                112
  Manpower Inc.                              4,400                111
- Niagara Mohawk Power Corp.                 6,900                111
  Fastenal Co.                               2,500                110
  The Hartford Financial Services
   Group Inc.                                2,000                110
- International Specialty
   Products, Inc.                            8,100                110
  Lockheed Martin Corp.                      1,300                110
- Consolidated Stores, Inc.                  5,387                109
- Jacor Communications, Inc.                 1,700                109
- QUALCOMM, Inc.                             2,100                109
   Adobe Systems, Inc.                       2,300                108
- Sterling Software, Inc.                    4,000                108
- General Nutrition Cos., Inc.               6,600                107
  Mattel, Inc.                               4,687                107
- FMC Corp.                                  1,900                106
- PRIMEDIA Inc.                              9,000                106
  Wesco Financial Corp.                        300                106
- Blyth Industries, Inc.                     3,350                105
- St. Jude Medical, Inc.                     3,792                105
  Stewart Enterprises, Inc. Class A          4,700                105
- Tech Data Corp.                            2,600                105
- U.S. Filter Corp.                          4,600                105
  Amerada Hess Corp.                         2,100                104
- National Semiconductor Corp.               7,700                104

---------------------------------------------------------------------
                                                               MARKET
TAX-MANAGED                                                    VALUE*
BALANCED FUND                               SHARES              (000)
---------------------------------------------------------------------
  The PMI Group Inc.                         2,100           $    104
- Payless ShoeSource, Inc.                   2,200                104
  The St. Joe Co.                            4,400                103
- Covance, Inc.                              3,500                102
  Dillard's Inc.                             3,600                102
- American Standard Cos., Inc.               2,800                101
- Citizens Utilities Co. Class B            12,438                101
  Federal-Mogul Corp.                        1,700                101
- McLeodUSA, Inc. Class A                    3,200                100
- Northwest Airlines Corp. Class A           3,900                100
  Zions Bancorp                              1,600                100
- PacifiCare Health Systems, Inc.
   Class B                                   1,246                 99
  Varian Associates, Inc.                    2,600                 98
- Chris-Craft Industries, Inc.               2,023                 97
- FORE Systems, Inc.                         5,300                 97
- Alleghany Corp.                              510                 96
- Sodexho Marriott Services, Inc.            3,475                 96
- UAL Corp.                                  1,600                 96
  Electronic Data Systems Corp.              1,900                 95
- General Motors Corp. Class H               2,400                 95
- Total Renal Care Holdings, Inc.            3,200                 95
- Adaptec, Inc.                              5,300                 93
  Anadarko Petroleum Corp.                   3,000                 93
- Catellus Development Corp.                 6,500                 93
  Cracker Barrel Old Country
   Stores, Inc.                              4,000                 93
  New Century Energies, Inc.                 1,900                 93
  Sunbeam Corp.                             13,100                 92
- Consolidated Freightways Corp.             5,750                 91
  Host Marriott Corp.                        6,600                 91
- Leucadia National Corp.                    2,900                 91
  Transatlantic Holdings, Inc.               1,200                 91
- ACNielson Corp.                            3,200                 90
  Autodesk, Inc.                             2,100                 90
- Mirage Resorts, Inc.                       6,000                 90
- CommScope, Inc.                            5,300                 89
  Great Lakes Chemical Corp.                 2,200                 88
  Columbia Energy Group                      1,500                 87
  Dole Food Co.                              2,900                 87
  Solutia, Inc.                              3,900                 87
  Horace Mann Educators Corp.                3,000                 86
  BHC Communications, Inc. Class A             700                 85
- Borders Group, Inc.                        3,400                 85
- Harrah's Entertainment, Inc.               5,400                 85
  International Paper Co.                    1,900                 85
- OfficeMax, Inc.                            7,000                 85
- LHS Group, Inc.                            1,600                 83
- Reebok International Ltd.                  5,600                 83
- J.D. Edwards & Co.                         2,900                 82
  Starwood Hotels & Resorts REIT             3,600                 82
  Sysco Corp.                                3,000                 82
  Homestake Mining Co.                       8,800                 81
- Snyder Communications, Inc.                2,400                 81
  Enron Oil & Gas Co.                        4,500                 78
- RELTEC Corp.                               3,500                 78
  Pittston Brink's Group                     2,400                 77
  AGCO Corp.                                 9,700                 76
  American General Corp.                       975                 76
  Dollar General Corp.                       3,175                 75
  Newell Co.                                 1,800                 74
- PeopleSoft, Inc.                           3,900                 74
- UNOVA, Inc.                                4,000                 73
  Raychem Corp.                              2,200                 71
- Silicon Graphics, Inc.                     5,500                 71
- Venator Group, Inc.                       11,100                 71
- IVAX Corp.                                 5,600                 70
  Baker Hughes, Inc.                         3,890                 69
- LSI Logic Corp.                            4,300                 69
- PanAmSat Corp.                             1,744                 68
  Autoliv, Inc.                              1,811                 67
- Global Industries Ltd.                    11,000                 67
- Modis Professional Services Inc.           4,600                 67
  Praxair, Inc.                              1,900                 67
- Corrections Corp. of America               3,700                 65
  Newmont Mining Corp.                       3,589                 65
  Nucor Corp.                                1,500                 65
- Cabletron Systems, Inc.                    7,600                 64
  DENTSPLY International Inc.                2,400                 62
  Monsanto Co.                               1,300                 62
- MGM Grand, Inc.                            2,240                 61
- Quorum Health Group, Inc.                  4,650                 60
- Thermo Instrument Systems, Inc.            4,015                 60
- Andrew Corp.                               3,550                 59
  Chicago Title Corp.                        1,230                 58
   Cinergy Corp.                             1,700                 58
- Oryx Energy Co.                            4,300                 58
  Rubbermaid, Inc.                           1,800                 57
- UCAR International, Inc.                   3,200                 57
- Noble Drilling Corp.                       4,300                 56
- Western Digital Corp.                      3,700                 56
  LucasVarity PLC ADR                        1,656                 55
  J.C. Penney Co., Inc.                      1,178                 55
- Weatherford International, Inc.            2,815                 55
- CompUSA, Inc.                              4,100                 54
  Frontier Corp.                             1,600                 54
- Paging Network, Inc.                      11,500                 54
- Smith International, Inc.                  2,100                 53
  Travelers Property Casualty Corp.          1,700                 53
- Micron Electronics, Inc.                   3,000                 52
  W.W. Grainger, Inc.                        1,200                 50
- Cooper Cameron Corp.                       2,000                 49
  Hasbro, Inc.                               1,350                 49
- Netscape Communications Corp.                800                 49
- Quest Diagnostics, Inc.                    2,700                 48
  Diamond Offshore Drilling, Inc.            2,000                 47
  McKesson Corp.                               600                 47
  Reynolds Metals Co.                          900                 47
- Gartner Group, Inc. Class A                2,100                 45
  Pioneer Natural Resources Co.              5,000                 44
  Alberto-Culver Co. Class B                 1,600                 43
  Apache Corp.                               1,700                 43
  RJR Nabisco Holdings Corp.                 1,460                 43
  Transocean Offshore, Inc.                  1,600                 43
  ENSCO International, Inc.                  3,900                 42
  Johns Manville Corp.                       2,500                 41
  Tenneco, Inc.                              1,200                 41
  York International Corp.                   1,000                 41
- Thermo Electron Corp.                      2,350                 40
  Burlington Resources, Inc.                 1,100                 39
  Morton International, Inc.                 1,500                 37
- Nabors Industries, Inc.                    2,700                 37

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                            SHARES              (000)
---------------------------------------------------------------------
  Noble Affiliates, Inc.                     1,500           $     37
- Toys R Us, Inc.                            2,200                 37
  U.S. Industries, Inc.                      2,000                 37
- Electronics for Imaging, Inc.                900                 36
  Texaco Inc.                                  688                 36
  Nordstrom, Inc.                            1,000                 35
- Pacificare Health Systems Inc.
   Class A                                     478                 35
  Browning-Ferris Industries, Inc.           1,200                 34
  CNF Transportation, Inc.                     900                 34
  The Warnaco Group, Inc. Class A            1,300                 33
  Sealed Air Corp. $ 2.00 Cvt. Pfd.
   Series A                                    618                 32
  Dynegy,Inc.                                2,800                 31
  IMC Global Inc.                            1,470                 31
  The Limited, Inc.                          1,069                 31
  Mallinckrodt, Inc.                         1,000                 31
  The Goodyear Tire & Rubber Co.               600                 30
  Sears, Roebuck & Co.                         700                 30
  20th Century Industries of CA              1,300                 30
- Fruit of the Loom, Inc.                    2,100                 29
- Beverly Enterprises, Inc.                  4,100                 28
  Crown Cork & Seal Co., Inc.                  900                 28
  First Union Corp.                            468                 28
- HEALTHSOUTH Corp.                          1,800                 28
- First Health Group Corp.                   1,600                 27
  Kellogg Co.                                  800                 27
  ITT Industries, Inc.                         600                 24
  Texas Utilities Co.                          472                 22
  IKON Office Solutions, Inc.                2,400                 21
- BJ Services Co.                            1,300                 20
  Nielsen Media Research                     1,066                 19
- Rowan Cos., Inc.                           1,900                 19
  Albemarle Corp.                              740                 18
- Global Marine, Inc.                        1,800                 17
  Union Pacific Corp.                          359                 16
  Cummins Engine Co., Inc.                     400                 14
- Foundation Health Systems
   Class A                                   1,200                 14
  Raytheon Co. Class A                         267                 14
  U S West, Inc.                               207                 13
  Allegheny Teledyne Inc.                      577                 12
  Louisiana-Pacific Corp.                      600                 11
- Ocean Energy, Inc.                         1,700                 11
- Crestline Capital Corp.                      660                 10
- R & B Falcon Corp.                         1,304                 10
  El Paso Energy Corp.                         222                  8
  Tandy Corp.                                  200                  8
  Scientific-Atlanta, Inc.                     200                  5
- Associated Group, Inc.                       100                  4
- Associated Group, Inc. Class B               100                  4
- Host Marriott Services Corp.                 420                  4
  Union Pacific Resources Group, Inc.          304                  3
- Crescendo Pharmaceuticals Corp.              115                  2
  Price Enterprises, Inc.                      288                  2
- Genzyme Molecular Oncology                   367                  1
- McMoRan Exploration Co.                       39                  1
- PharMerica, Inc.                              93                  1
---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $57,954)                                              101,123
---------------------------------------------------------------------
                                              FACE             MARKET
                                            AMOUNT             VALUE*
                                             (000)              (000)
---------------------------------------------------------------------
MUNICIPAL BONDS (52.6%)
---------------------------------------------------------------------
ALABAMA (1.0%)
Huntsville AL Health Care
  Auth. VRDO
  3.85%, 1/6/1999 (1)                        2,000          $   2,000
                                                           ----------
ALASKA (0.5%)
North Slope Borough AK GO
  7.50%, 6/30/2001 (3)                       1,000              1,090
                                                           ----------
ARIZONA (0.7%)
Maricopa AZ Unified School Dist.
  7.125%, 7/1/1999                           1,500              1,529
                                                           ----------
CALIFORNIA (4.9%)
California Dept. of Water
  (Central Valley Project )
  8.25%, 12/1/2003                             290                348
California Finance Auth. PCR VRDO
  (Pacific Gas & Electric)
  5.00%, 1/5/1999 LOC                          240                240
California GO
  6.40%, 2/1/2006 (1)                          500                573
California Health Fac. Finance Auth.
  (Catholic Healthcare West)
  6.25%, 7/1/2006 (1)                          395                447
California PCR VRDO
  (Pacific Gas & Electric)
  5.05%, 1/5/1999                              400                400
California Public Works Board
  Lease Rev. (Dept. of Corrections)
  5.00%, 9/1/2011 (2)                        1,535              1,615
Central Coast CA Water Auth.
  6.00%, 10/1/2008 (2)                       1,000              1,139
Clovis CA Unified School Dist.
  0.00%, 8/1/2005 (3)                        2,000              1,531
Los Angeles CA Unified School
  Dist. GO
  6.00%, 7/1/2008 (3)                        1,000              1,142
Los Angeles CA Waste Water System
  5.75%, 6/1/2010 (1)                          400                437
San Bernardino CA Medical
  Center COP
  5.50%, 8/1/2005 (1)                          500                541
South Orange County CA Public
  Finance Auth.
  7.00%, 9/1/2006 (1)                          875              1,034
Univ. of California
  (Multiple Purpose Project)
  12.00%, 9/1/2003 (2)                         500                673
                                                           ----------
                                                               10,120
                                                           ----------
COLORADO (1.1%)
Colorado Health Fac. Auth. Rev.
  (Sisters of Charity Health
  System Inc.)
  5.25%, 12/1/2012 (1)                       2,250              2,353
                                                           ----------

---------------------------------------------------------------------
                                              FACE             MARKET
TAX-MANAGED                                 AMOUNT             VALUE*
BALANCED FUND                                (000)              (000)
---------------------------------------------------------------------
CONNECTICUT (1.0%)
Connecticut GO
  6.00%, 5/15/2003                        $  1,000           $  1,091
South Central CT Regional Water
  Auth. Water System Rev.
  5.75%, 8/1/2006                              900                978
                                                           ----------
                                                                2,069
                                                           ----------
DISTRICT OF COLUMBIA (1.0%)
District of Columbia GO
  5.40%, 6/1/2012 (2)                          455                482
  6.75%, 6/1/2000 (2) (Prere.)               1,395              1,487
  6.75%, 6/1/2005 (2)                            5                  5
                                                           ----------
                                                                1,974
                                                           ----------
FLORIDA (4.6%)
Broward County FL School Dist. GO
  5.30%, 2/15/2004                           1,295              1,384
Dade County FL School Dist.
  7.375%, 7/1/1999 (Prere.)                    400                416
Florida Dept. of General Services
  6.00%, 7/1/2003 (2)                        1,000              1,085
Florida Muni. Power Agency VRDO
  (Stanton Project)
  3.90%, 1/6/1999 (1)                        2,900              2,900
Florida Turnpike Auth. Rev.
  5.25%, 7/1/2009 (3)                          485                528
  5.25%, 7/1/2010 (3)                          825                892
Lee County FL School Board
  6.00%, 8/1/2005 (2)                          800                892
St. Lucie County FL PCR VRDO
  (Florida Power & Light Co.)
  4.00%, 1/5/1999                              300                300
Tampa FL Health System Rev.
  Catholic Health
  5.00%, 11/15/2009 (2)                      1,000              1,058
                                                           ----------
                                                                9,455
                                                           ----------
GEORGIA (0.5%)
Georgia GO
  6.00%, 3/1/2004                            1,000              1,102
                                                           ----------
ILLINOIS (1.8%)
Illinois Dev. Finance Auth. PCR PUT
  (Commonwealth Edison)
  4.40%, 12/1/2006 (2)                       1,500              1,517
Illinois Health Fac. Auth. Rev.
  (Hosp. Sisters Services)
  5.00%, 6/1/2002                            1,635              1,692
Illinois Sales Tax Rev.
  7.20%, 6/15/1999 (Prere.)                    400                415
                                                           ----------
                                                                3,624
                                                           ----------
KENTUCKY (0.2%)
Kentucky Property & Buildings
  Comm. Rev.
  5.80%, 9/1/2006                              400                432
                                                           ----------
LOUISIANA (1.5%)
Louisiana GO
  6.00%, 8/1/2001(3)                         1,000              1,058
Louisiana Public Fac. Auth. Hosp.
  Rev. (Franciscan Missionaries)
  5.00%, 7/1/2002 (4)                        2,000              2,071
                                                           ----------
                                                                3,129
                                                           ----------
MARYLAND (0.2%)
Maryland Dept. of Transp.
  5.20%, 9/15/2004                             400                427
                                                           ----------
MASSACHUSETTS (2.8%)
Chelsea MA GO
  5.50%, 6/15/2011 (2)                         740                805
  5.50%, 6/15/2012 (2)                         735                794
Massachusetts Bay Transp. Auth.
  5.125%, 3/1/2013                           1,695              1,757
  6.25%, 3/1/2005                            1,000              1,120
Massachusetts Ind. Finance Agency
  (Refusetech Inc. Project)
  6.30%, 7/1/2005                            1,000              1,077
Massachusetts Water
  Resources Auth.
  5.75%, 8/1/2010 (1)                          300                332
                                                           ----------
                                                                5,885
                                                           ----------
MICHIGAN (1.9%)
Dickinson County MI Memorial
  Hosp. System Rev.
  7.625%, 11/1/2005                            415                460
Greater Detroit MI Resource
  Recovery Auth.
  6.25%, 12/13/2006 (2)                      1,200              1,361
Michigan Environmental
  Protection Program
  6.25%, 11/1/2008                           1,000              1,106
Michigan Housing Dev. Auth. Rev.
  6.30%, 4/1/2004                            1,000              1,077
                                                           ----------
                                                                4,004
                                                           ----------
NEBRASKA (1.2%)
Nebraska Public Power Dist. Rev.
  5.25%, 1/1/2005 (1)                        2,000              2,130
  5.25%, 1/1/2010 (1)                          125                134
  5.25%, 1/1/2011 (1)                          225                239
                                                           ----------
                                                                2,503
                                                           ----------
NEVADA (1.6%)
Clark County NV Airport Rev.
  5.00%, 7/1/2005 (1)                        1,705              1,796
Clark County NV School Dist. GO
  5.90%, 6/15/2012 (3)                         750                844
  6.00%, 6/15/1999 (3)                         700                709
                                                           ----------
                                                                3,349
                                                           ----------

---------------------------------------------------------------------
                                              FACE             MARKET
                                            AMOUNT             VALUE*
                                             (000)              (000)
---------------------------------------------------------------------
NEW JERSEY (0.9%)
New Jersey Econ. Dev. Auth. Market
  Transition Fac.
  5.70%, 7/1/2005 (1)                      $   400         $      438
New Jersey Health Care Fac. Auth.
  Rev. (Atlantic City Medical Center)
  6.80%, 7/1/2005                            1,000              1,104
New Jersey Transp. Trust Fund Auth.
  6.00%, 6/15/2008                             250                285
                                                           ----------
                                                                1,827
                                                           ----------
NEW YORK (8.6%)
Erie County NY GO
  6.125%, 1/15/2011 (3)                        610                708
Hempstead NY GO
  5.625%, 2/1/2011 (3)                         840                921
Huntington NY GO
  6.70%, 2/1/2010 (3)                          375                454
Long Island NY Power Auth. Electric
  System Rev.
  5.50%, 12/1/2009 (2)                       2,000              2,196
Metropolitan NY Transp. Auth.
  6.00%, 7/1/2006 (1)                        1,000              1,120
Muni. Assistance Corp. for New York
  City NY
  5.00%, 7/1/1999                              500                505
New York City NY GO
  6.375%, 8/15/2005 (Prere.)                   135                155
  6.375%, 8/15/2009                            505                569
  7.10%, 8/15/2004 (Prere.)                    500                584
New York City NY Muni. Water
  Finance Auth. Water & Sewer
  System Rev. VRDO
  5.10%, 1/5/1999 (3)                          397                397
New York City NY National
  Tennis Center
  6.25%, 11/15/2006                          2,000              2,258
New York Environmental Fac. Corp.
  PCR (State Water Recovery Fund)
  6.35%, 6/15/2004 (Prere.)                    295                334
  6.35%, 6/15/2006                             225                253
New York State GO
  4.50%, 9/15/2000                           1,600              1,629
New York State Dormitory Auth. Rev.
  (State Univ.)
  5.375%, 5/15/2007 (2)                        400                434
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)
  5.10%, 7/1/2010 (4)                        1,500              1,583
New York State Thruway Auth.
  (Service Contract)
  5.40%, 4/1/2005 (1)                          400                430
Suffolk County NY
  5.00%, 4/1/2007 (3)                        1,120              1,184
Triborough Bridge & Tunnel NY
  Auth. Rev.
  5.50%, 1/1/2006 (4)                        2,000              2,168
                                                           ----------
                                                               17,882
                                                           ----------
OHIO (2.6%)
Lorain County OH Hosp. Rev.
  (Catholic Healthcare Partners)
  5.625%, 9/1/2013 (1)                       1,775              1,927
  6.00%, 9/1/2004 (1)                        1,080              1,187
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric
  Co. Project)
  5.00%, 1/5/1999 LOC                          540                540
Ohio Public Fac. Comm. Higher
  Educ. Fac.
  5.50%, 12/1/2006 (1)                         400                427
Ohio Water Dev. Auth.
  5.75%, 12/1/2005 (1)                         540                583
  6.00%, 12/1/2008 (2)                         750                819
                                                           ----------
                                                                5,483
                                                           ----------
PENNSYLVANIA (4.3%)
Delaware County PA IDA PCR VRDO
  (BP Exploration & Oil Project)
  5.00%, 1/5/1999                               80                 80
Pennsylvania Convention Center Auth.
  6.70%, 9/1/2014 (1)                          500                571
Pennsylvania GO
  5.90%, 11/15/2001                          1,000              1,064
Pennsylvania Higher Educ. Fac. Auth.
  (Allegheny/Delaware Valley)
  5.00%, 11/15/2006 (1)                      1,125              1,125
Pennsylvania Turnpike Comm. Oil
  Franchise Tax Rev.
  5.25%, 12/1/2009 (2)                         615                666
  5.25%, 12/1/2011 (2)                         455                486
Pennsylvania Turnpike Comm. Rev.
  7.625%, 12/1/1999 (Prere.)                   500                530
Philadelphia PA Parking Auth. Airport
  5.75%, 9/1/2008 (2)                        1,150              1,278
Philadelphia PA School Dist. GO
  6.25%, 9/1/2005 (2)                          870                975
Philadelphia PA Water & Waste Rev.
  6.25%, 8/1/2009 (1)                        1,000              1,156
Pittsburgh PA GO
  5.20%, 3/1/2010 (3)                          580                606
Pittsburgh PA Water & Sewer
  Auth. Rev.
  5.60%, 9/1/2018 (3)                          235                256
                                                           ----------
                                                                8,793
                                                           ----------
PUERTO RICO (0.9%)
Puerto Rico Govt. Dev. Bank VRDO
  3.60%, 1/6/1999 (1)                        1,765              1,765
                                                           ----------
SOUTH DAKOTA (0.5%)
South Dakota Building Auth.
  Lease Rev.
  5.25%, 12/1/2010 (2)                       1,000              1,063
                                                           ----------

---------------------------------------------------------------------
                                              FACE             MARKET
TAX-MANAGED                                 AMOUNT             VALUE*
BALANCED FUND                                (000)              (000)
---------------------------------------------------------------------
TEXAS (5.0%)
Dallas TX Civic Center Refunding &
  Improvement
  4.60%, 8/15/2009 (1)                      $  110           $    112
  4.70%, 8/15/2010 (1)                         815                834
Fort Worth TX Water & Sewer Rev.
  5.25%, 2/15/2011                           3,800              4,017
Gulf Coast TX Waste Disposal Auth.
  PCR VRDO
  5.05%, 1/5/1999                              153                153
  5.10%, 1/5/1999                              140                140
Houston TX GO
  5.70%, 3/1/2001                              500                522
Houston TX Hotel Occupancy Tax Rev.
  5.25%, 7/1/2007 (4)                          500                530
San Antonio TX Electric & Gas Rev.
  5.125%, 2/1/2009                           1,000              1,066
San Antonio TX Water Rev.
  6.50%, 5/15/2002 (1) (Prere.)                145                160
  6.50%, 5/15/2010 (1)                         280                306
  6.50%, 5/15/2010 (1) (ETM)                    75                 89
Texas Water Finance Assistance
  5.00%, 8/1/2008                              690                713
  5.00%, 8/1/2009                            1,050              1,082
Univ. of TX Permanent Fund
  6.60%, 7/1/2001 (Prere.)                     500                545
                                                           ----------
                                                               10,269
                                                           ----------
UTAH (0.7%)
Intermountain Power Agency
  Utah Rev
  5.20%, 7/1/2006                            1,150              1,209
Salt Lake County UT Building Auth.
  Lease Rev.
  5.90%, 10/1/2006 (1)                         260                285
                                                           ----------
                                                                1,494
                                                           ----------
VIRGINIA (0.3%)
Virginia Transp. Board
  6.00%, 5/15/2007                             500                550
                                                           ----------

WASHINGTON (1.2%)
King County WA Library System GO
  6.05%, 12/1/2007                           1,000              1,123
Seattle WA Muni. Light & Power Rev.
  6.25%, 7/1/2007                              700                791
Tacoma WA Electric System Rev.
  5.50%, 1/1/2012 (2)                          500                521
                                                           ----------
                                                                2,435
                                                           ----------
WEST VIRGINIA (0.9%)
West Virginia Building Comm. Rev.
  5.25%, 7/1/2008 (1)                        1,150              1,238
West Virginia School Building Auth.
  Capital Improvement Rev.
  5.625%, 7/1/2002                             655                696
                                                           ----------
                                                                1,934
                                                           ----------
WISCONSIN (0.2%)
Wisconsin GO
  5.00%, 5/1/2000                              335                342
                                                           ----------
---------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $105,216)                                             108,882
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.77%, 1/4/1999--Note F
  (COST $384)                                  384                384
---------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $163,554)                                             210,389
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
---------------------------------------------------------------------
Other Assets--Note B                                            2,198
Liabilities--Note F                                            (5,655)
                                                           ----------
                                                               (3,457)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 12,364,125 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $206,932
=====================================================================
NET ASSET VALUE PER SHARE                                      $16.74
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
REIT--Real Estate Investment Trust.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.
(ETM)--Escrowed to Maturity.

Scheduled principal and interest payments are
guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

---------------------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                             AMOUNT               PER
                                              (000)             SHARE
---------------------------------------------------------------------
 Paid in Capital                           $163,928            $13.26
 Overdistributed Net
  Investment Income                            (96)             (.01)
 Accumulated Net Realized
  Losses--Note D                            (3,735)             (.30)
 Unrealized Appreciation--
  Note E                                     46,835              3.79
---------------------------------------------------------------------
 NET ASSETS                                $206,932            $16.74
=====================================================================

-----------------------------------------------------------------------------
                                                                       MARKET
TAX-MANAGED                                                            VALUE*
GROWTH AND INCOME FUND                         SHARES                   (000)
-----------------------------------------------------------------------------
COMMON STOCKS (99.6%)
-----------------------------------------------------------------------------
- Microsoft Corp.                             337,392             $    46,792
  General Electric Co.                        443,372                  45,252
  Intel Corp.                                 225,384                  26,722
  Wal-Mart Stores, Inc.                       304,543                  24,801
  Exxon Corp.                                 328,674                  24,034
  Merck & Co., Inc.                           160,979                  23,775
  International Business
   Machines Corp.                             126,168                  23,310
  The Coca-Cola Co.                           333,326                  22,291
  Pfizer, Inc.                                175,480                  22,012
- Cisco Systems, Inc.                         213,547                  19,820
  Lucent Technologies, Inc.                   177,850                  19,564
  AT&T Corp.                                  244,263                  18,381
  Bristol-Myers Squibb Co.                    134,388                  17,983
- MCI WorldCom, Inc.                          247,970                  17,792
  Philip Morris Cos., Inc.                    329,279                  17,616
  Procter & Gamble Co.                        179,468                  16,388
  Johnson & Johnson                           181,888                  15,256
  Citigroup, Inc.                             307,338                  15,213
  SBC Communications Inc.                     264,610                  14,190
  BankAmerica Corp.                           234,201                  14,081
  Royal Dutch Petroleum Co. ADR               290,116                  13,889
  American International
   Group, Inc.                                142,058                  13,726
  Eli Lilly & Co.                             148,796                  13,224
  BellSouth Corp.                             264,672                  13,201
  Home Depot, Inc.                            211,486                  12,940
- Dell Computer Corp.                         172,600                  12,632
  Bell Atlantic Corp.                         210,114                  11,136
  Schering-Plough Corp.                       199,172                  11,004
  Fannie Mae                                  140,532                  10,399
   Time Warner, Inc.                          166,382                  10,326
  American Home Products Corp.                178,736                  10,065
  Abbott Laboratories                         204,894                  10,040
  Compaq Computer Corp.                       230,539                   9,668
  Ford Motor Co.                              164,118                   9,632
  Hewlett-Packard Co.                         140,652                   9,608
  Ameritech Corp.                             149,630                   9,483
  Mobil Corp.                                 105,718                   9,211
  Wells Fargo Co.                             219,404                   8,762
  GTE Corp.                                   130,864                   8,506
  Warner-Lambert Co.                          111,336                   8,371
  The Walt Disney Co.                         277,896                   8,337
  First Union Corp.                           134,204                   8,161
  PepsiCo, Inc.                               199,052                   8,149
  Bank One Corp.                              158,854                   8,111
  E.I. du Pont de Nemours & Co.               152,732                   8,104
- America Online, Inc.                         49,500                   7,920
  The Chase Manhattan Corp.                   114,092                   7,765
  Chevron Corp.                                88,424                   7,334
  Gillette Co.                                150,516                   7,272
  Unilever NV ADR                              86,884                   7,206
  McDonald's Corp.                             91,815                   7,035
  Tyco International Ltd.                      87,403                   6,593
  General Motors Corp.                         88,241                   6,315
  American Express Co.                         60,988                   6,236
  Freddie Mac                                  91,460                   5,893
- EMC Corp.                                    67,600                   5,746
- Oracle Corp.                                130,979                   5,648
- AirTouch Communications, Inc.                77,081                   5,559
  Morgan Stanley Dean
   Witter & Co.                                77,989                   5,537
  Xerox Corp.                                  44,165                   5,211
  Motorola, Inc.                               80,901                   4,940
  Medtronic, Inc.                              66,068                   4,906
  Sprint Corp.                                 58,072                   4,885
  Texas Instruments, Inc.                      52,552                   4,496
  The Boeing Co.                              135,783                   4,430
  The Gap, Inc.                                78,657                   4,424
  Northern Telecom Ltd.                        87,874                   4,405
- Sun Microsystems, Inc.                       51,348                   4,397
  U S WEST, Inc.                               67,760                   4,379
  Allstate Corp.                              110,880                   4,283
  Anheuser-Busch Cos., Inc.                    64,314                   4,221
  Associates First Capital Corp.               97,418                   4,128
  The Bank of New York Co., Inc.              102,500                   4,126
- Tele-Communications-TCI
   Group A                                     72,547                   4,013
  Monsanto Co.                                 84,425                   4,010
- Safeway, Inc.                                65,500                   3,991
  Kimberly-Clark Corp.                         73,144                   3,986
  Walgreen Co.                                 67,180                   3,934
  Minnesota Mining &
   Manufacturing Co.                           54,545                   3,879
  Pharmacia & Upjohn, Inc.                     68,470                   3,877
- MediaOne Group, Inc.                         81,946                   3,851
  Texaco Inc.                                  72,768                   3,848
  Colgate-Palmolive Co.                        39,906                   3,706
  Waste Management, Inc.                       77,451                   3,611
- Amgen, Inc.                                  34,388                   3,596
  Emerson Electric Co.                         59,332                   3,590
- Viacom Inc. Class B                          47,424                   3,509
  Sara Lee Corp.                              124,064                   3,497
  U.S. Bancorp                                 98,141                   3,484
  Fleet Financial Group, Inc.                  76,572                   3,422
  Schlumberger Ltd.                            73,610                   3,395
  AlliedSignal Inc.                            75,442                   3,343
  Electronic Data Systems Corp.                66,400                   3,337
  Campbell Soup Co.                            60,512                   3,328
  United Technologies Corp.                    30,566                   3,324
  Automatic Data Processing, Inc.              40,768                   3,269
  Carnival Corp.                               67,400                   3,235
  National City Corp.                          44,580                   3,232
  Dayton Hudson Corp.                          59,264                   3,215
  Computer Associates
   International, Inc.                         75,316                   3,210
  Merrill Lynch & Co., Inc.                    47,792                   3,190
  Eastman Kodak Co.                            43,628                   3,141
  Duke Energy Corp.                            48,803                   3,126
  CBS Corp.                                    95,306                   3,121
  Washington Mutual, Inc.                      79,954                   3,053
  Charles Schwab Corp.                         54,125                   3,041
  CVS Corp.                                    52,524                   2,889
  Atlantic Richfield Co.                       43,792                   2,857
  H.J. Heinz Co.                               48,988                   2,774
  Dow Chemical Co.                             30,140                   2,741
  Southern Co.                                 94,012                   2,732
  American General Corp.                       34,476                   2,689
  Comcast Corp. Class A Special                45,796                   2,688
  Household International, Inc.                66,011                   2,616
  Enron Corp.                                  45,150                   2,576

----------------------------------------------------------------------------------------
                                                                                 MARKET
TAX-MANAGED                                                                      VALUE*
GROWTH AND INCOME FUND                                       SHARES               (000)
----------------------------------------------------------------------------------------
     SunTrust Banks, Inc.                                    33,636          $    2,573
     Fifth Third Bancorp                                     35,950               2,564
     MBNA Corp.                                             100,995               2,519
     Baxter International, Inc.                              38,544               2,479
     J.P. Morgan & Co., Inc.                                 23,560               2,475
     Lowe's Cos., Inc.                                       48,170               2,466
     Gannett Co., Inc.                                       38,004               2,451
     Pitney Bowes, Inc.                                      36,780               2,430
     Wachovia Corp.                                          27,763               2,428
     Mellon Bank Corp.                                       35,178               2,418
     Firstar Corp.                                           25,700               2,397
     SunAmerica Inc.                                         29,300               2,377
     Lockheed Martin Corp.                                   26,588               2,253
     Caterpillar, Inc.                                       48,890               2,249
     Guidant Corp.                                           20,300               2,238
     Sears, Roebuck & Co.                                    51,999               2,210
     PNC Bank Corp.                                          40,801               2,208
     ALLTEL Corp.                                            36,736               2,197
     CIGNA Corp.                                             28,338               2,191
-    Cendant Corp.                                          114,437               2,181
-    3Com Corp.                                              48,350               2,167
     Columbia/HCA Healthcare Corp.                           86,586               2,143
     Burlington Northern
         Santa Fe Corp.                                      63,227               2,134
     Raytheon Co. Class B                                    39,922               2,126
-    Applied Materials, Inc.                                 49,800               2,126
-    Costco Cos., Inc.                                       29,226               2,110
     Albertson's, Inc.                                       33,065               2,106
-    The Kroger Co.                                          34,538               2,090
     ConAgra, Inc.                                           65,492               2,063
     Cardinal Health, Inc.                                   27,047               2,052
     Bestfoods                                               38,522               2,051
     The Seagram Co. Ltd.                                    53,172               2,021
     Marsh & McLennan Cos., Inc.                             34,456               2,014
     Clear Channel
         Communications, Inc.                                36,100               1,967
     KeyCorp                                                 61,448               1,966
     Illinois Tool Works, Inc.                               33,672               1,953
     Coca-Cola Enterprises, Inc.                             54,400               1,945
-    Ascend Communications, Inc.                             29,200               1,920
     First Data Corp.                                        59,638               1,890
     May Department Stores Co.                               31,247               1,887
     Kellogg Co.                                             54,536               1,861
     International Paper Co.                                 41,423               1,856
     Aluminum Co. of America                                 24,822               1,851
-    Staples, Inc.                                           42,000               1,835
     Williams Cos., Inc.                                     58,161               1,814
-    FDX Corp.                                               20,292               1,806
     HBO & Co.                                               62,685               1,798
     Texas Utilities Co.                                     38,444               1,795
-    Tellabs, Inc.                                           26,100               1,789
     Halliburton Co.                                         59,078               1,750
     The Hartford Financial Services
         Group Inc.                                          31,502               1,729
     Rite Aid Corp.                                          34,802               1,725
     Progressive Corp. of Ohio                                9,800               1,660
     IMS Health, Inc.                                        21,980               1,658
     Consolidated Edison Inc.                                31,200               1,650
     Textron, Inc.                                           21,604               1,640
     The Clorox Co.                                          13,970               1,632
     PG&E Corp.                                              51,558               1,624
     J.C. Penney Co., Inc.                                   34,606               1,622
     Norfolk Southern Corp.                                  51,119               1,620
     Avon Products, Inc.                                     36,084               1,597
     General Mills, Inc.                                     20,441               1,589
     BB&T Corp.                                              39,300               1,584
     NIKE, Inc. Class B                                      38,612               1,566
     BankBoston Corp.                                        39,620               1,543
     Aetna Inc.                                              19,559               1,538
     AMP, Inc.                                               29,271               1,524
     State Street Corp.                                      21,800               1,516
     Loews Corp.                                             15,300               1,503
     Union Pacific Corp.                                     33,300               1,501
     Interpublic Group of Cos., Inc.                         18,685               1,490
     FPL Group, Inc.                                         24,149               1,488
-    AMR Corp.                                               24,918               1,480
     Phillips Petroleum Co.                                  34,692               1,479
     Providian Financial Corp.                               19,514               1,464
-    Micron Technology, Inc.                                 28,800               1,456
     Becton, Dickinson & Co.                                 34,092               1,455
-    Boston Scientific Corp.                                 54,182               1,453
     PPG Industries, Inc.                                    24,425               1,423
     Comerica, Inc.                                          20,850               1,422
     The Chubb Corp.                                         21,898               1,421
     Wrigley, (Wm.) Jr. Co.                                  15,697               1,406
     Corning, Inc.                                           31,113               1,400
     Archer-Daniels-Midland Co.                              80,141               1,377
     American Stores Co.                                     36,972               1,366
     Ralston-Ralston Purina Group                            42,126               1,364
     Computer Sciences Corp.                                 21,144               1,362
     Service Corp. International                             35,680               1,358
     The McGraw-Hill Cos., Inc.                              13,238               1,349
     Weyerhaeuser Co.                                        26,501               1,347
     Edison International                                    47,528               1,325
     Omnicom Group Inc.                                      22,800               1,322
-    Kohl's Corp.                                            21,500               1,321
     Masco Corp.                                             45,768               1,316
     Conseco Inc.                                            42,430               1,297
     Northern Trust Corp.                                    14,794               1,292
     Honeywell, Inc.                                         17,046               1,284
-    BMC Software, Inc.                                      28,800               1,283
     RJR Nabisco Holdings Corp.                              43,200               1,283
     Houston Industries, Inc.                                39,487               1,269
     Aon Corp.                                               22,800               1,263
-    Fred Meyer Inc.                                         20,900               1,259
     PECO Energy Corp.                                       30,156               1,255
     TJX Cos., Inc.                                          43,204               1,253
     Sysco Corp.                                             45,658               1,253
     Air Products & Chemicals, Inc.                          31,280               1,251
     Rockwell International Corp.                            25,753               1,251
     USX-Marathon Group                                      41,378               1,247
     Public Service Enterprise
         Group, Inc.                                         30,835               1,233
-    Federated Department
         Stores, Inc.                                        28,200               1,228
     Dominion Resources, Inc.                                26,174               1,224
     CSX Corp.                                               29,114               1,208
     Hershey Foods Corp.                                     19,298               1,200
     American Electric Power Co., Inc.                       25,430               1,197
     Regions Financial Corp.                                 29,600               1,193
     Fort James Corp.                                        29,779               1,191
-    AES Corp.                                               24,800               1,175

----------------------------------------------------------------------------------------
                                                                                 MARKET
                                                                                 VALUE*
                                                             SHARES               (000)
----------------------------------------------------------------------------------------
-    Solectron Corp.                                         12,600           $   1,171
-    Unisys Corp.                                            33,881               1,167
     Paychex, Inc.                                           22,000               1,132
     United Healthcare Corp.                                 26,064               1,122
-    Sprint PCS                                              48,436               1,120
     Unicom Corp.                                            28,929               1,115
     Lincoln National Corp.                                  13,621               1,114
     SLM Holding Corp.                                       23,000               1,104
     St. Paul Cos., Inc.                                     31,666               1,100
     Dover Corp.                                             29,980               1,098
     Deere & Co.                                             33,079               1,096
     Bankers Trust Corp.                                     12,700               1,085
     UNUM Corp.                                              18,518               1,081
-    Tenet Healthcare Corp.                                  41,066               1,078
     Franklin Resources Corp.                                33,600               1,075
     Jefferson-Pilot Corp.                                   14,329               1,075
     The Quaker Oats Co.                                     18,056               1,074
     The Goodyear Tire & Rubber Co.                          21,216               1,070
-    Gateway 2000, Inc.                                      20,900               1,070
     Ingersoll-Rand Co.                                      22,590               1,060
     Tribune Co.                                             16,058               1,060
     Delta Air Lines, Inc.                                   20,344               1,058
     Summit Bancorp                                          23,700               1,035
-    Tricon Global Restaurants, Inc.                         20,575               1,031
     FirstEnergy Corp.                                       31,646               1,030
     Entergy Corp.                                           32,886               1,024
     Capital One Financial Corp.                              8,900               1,024
     Southwest Airlines Co.                                  45,370               1,018
-    Kmart Corp.                                             66,450               1,018
     Coastal Corp.                                           28,814               1,007
-    Seagate Technology                                      33,100               1,001
     General Dynamics Corp.                                  17,032                 999
     Barrick Gold Corp.                                      50,679                 988
     Transamerica Corp.                                       8,441                 975
     Mercantile Bancorp, Inc.                                21,015                 969
     Marriott International, Inc. Class A                    33,368                 968
     Carolina Power & Light Co.                              20,348                 958
     Unocal Corp.                                            32,423                 946
     TRW, Inc.                                               16,640                 935
-    HEALTHSOUTH Corp.                                       58,942                 910
     Newell Co.                                              21,938                 905
-    NEXTEL Communications, Inc.                             38,300                 905
     Dana Corp.                                              21,993                 899
     MBIA, Inc.                                              13,700                 898
     Winn-Dixie Stores, Inc.                                 19,908                 893
     The Limited, Inc.                                       30,497                 888
     Mattel, Inc.                                            38,520                 879
     UST, Inc.                                               25,099                 875
     Huntington Bancshares Inc.                              29,058                 874
     Pioneer Hi-Bred International, Inc.                     32,300                 872
     Burlington Resources, Inc.                              24,217                 867
     New York Times Co. Class A                              24,930                 865
-    Novell, Inc.                                            47,600                 863
     Synovus Financial Corp.                                 35,200                 858
     PacifiCorp                                              40,062                 844
     DTE Energy Co.                                          19,602                 840
     R.R. Donnelley & Sons Co.                               19,041                 834
     Alcan Aluminium Ltd.                                    30,665                 830
     Union Planters Corp.                                    18,200                 825
     Cincinnati Financial Corp.                              22,500                 824
     Occidental Petroleum Corp.                              47,945                 809
     Genuine Parts Co.                                       24,137                 807
     Sempra Energy                                           31,617                 802
     SAFECO Corp.                                            18,620                 800
     Central & South West Corp.                              28,945                 794
     Frontier Corp.                                          23,200                 789
     Tenneco, Inc.                                           22,977                 783
     Ameren Corp.                                            18,305                 781
     Praxair, Inc.                                           22,160                 781
     Baker Hughes, Inc.                                      44,091                 780
     Union Carbide Corp.                                     18,115                 770
     VF Corp.                                                16,342                 766
     GPU, Inc.                                               17,200                 760
     Maytag Corp.                                            12,164                 757
     Provident Cos., Inc.                                    18,200                 755
     Danaher Corp.                                           13,900                 755
     Countrywide Credit
         Industries, Inc.                                    14,900                 748
-    General Instrument Corp.                                22,000                 747
     New Century Energies, Inc.                              15,200                 741
     Cinergy Corp.                                           21,406                 736
     Fortune Brands, Inc.                                    23,088                 730
     Golden West Financial Corp.                              7,918                 726
     Dun & Bradstreet Corp.                                  22,980                 725
-    Apple Computer, Inc.                                    17,700                 725
     Georgia Pacific Group                                   12,200                 714
     Rohm & Haas Co.                                         23,693                 714
     Consolidated Natural Gas Co.                            13,117                 708
     Avery Dennison Corp.                                    15,684                 707
     Eaton Corp.                                              9,859                 697
     Nordstrom, Inc.                                         20,048                 695
     Lehman Brothers Holdings, Inc.                          15,700                 692
     Brown-Forman Corp. Class B                               9,035                 684
     Equifax, Inc.                                           20,000                 684
     Northrop Grumman Corp.                                   9,268                 678
     Johnson Controls, Inc.                                  11,476                 677
     Cooper Industries, Inc.                                 14,095                 672
-    AutoZone Inc.                                           20,400                 672
-    Ceridian Corp.                                           9,551                 667
     Sherwin-Williams Co.                                    22,694                 667
     Black & Decker Corp.                                    11,886                 666
     Hilton Hotels Corp.                                     34,316                 656
     Browning-Ferris Industries, Inc.                        23,058                 656
     Circuit City Stores, Inc.                               13,128                 656
     International Flavors &
         Fragrances, Inc.                                    14,782                 653
     ITT Industries, Inc.                                    16,401                 652
     Columbia Energy Group                                   11,259                 650
     Torchmark Corp.                                         18,398                 650
     Perkin-Elmer Corp.                                       6,650                 649
-    Compuware Corp.                                          8,300                 648
     Republic New York Corp.                                 14,200                 647
-    Owens-Illinois, Inc.                                    21,100                 646
-    US Airways Group, Inc.                                  12,302                 640
     Rubbermaid, Inc.                                        20,247                 637
     H & R Block, Inc.                                       14,100                 635
     Ecolab, Inc.                                            17,430                 631
     The Times Mirror Co. Class A                            11,234                 629
     Union Camp Corp.                                         9,238                 624
     Hasbro, Inc.                                            17,250                 623
-    ALZA Corp.                                              11,779                 615
     Dow Jones & Co., Inc.                                   12,640                 608

----------------------------------------------------------------------------------------
                                                                                 MARKET
TAX-MANAGED                                                                      VALUE*
GROWTH AND INCOME FUND                                       SHARES               (000)
----------------------------------------------------------------------------------------
     Amerada Hess Corp.                                      12,217             $   608
-    Parametric Technology Corp.                             37,400                 608
     Biomet, Inc.                                            15,085                 607
     MGIC Investment Corp.                                   15,200                 605
     Baltimore Gas & Electric Co.                            19,498                 602
     Dollar General Corp.                                    25,300                 598
     Northern States Power Co.                               21,356                 593
-    PeopleSoft, Inc.                                        31,000                 587
-    Toys R Us, Inc.                                         34,591                 584
-    Sealed Air Corp.                                        11,236                 574
     Bear Stearns Co., Inc.                                  15,200                 568
     PP&L Resources Inc.                                     20,380                 568
     Allergan, Inc.                                           8,618                 558
     Tandy Corp.                                             13,432                 553
     Whirlpool Corp.                                          9,953                 551
     Allegheny Teledyne Inc.                                 26,946                 551
-    Advanced Micro Devices, Inc.                            18,908                 547
     Knight Ridder                                           10,570                 540
     Nucor Corp.                                             12,197                 528
     Champion International Corp.                            12,917                 523
     W.W. Grainger, Inc.                                     12,446                 518
-    KLA-Tencor Corp.                                        11,800                 512
     Reynolds Metals Co.                                      9,506                 501
     Anadarko Petroleum Corp.                                16,200                 500
     Willamette Industries, Inc.                             14,800                 496
     Crown Cork & Seal Co., Inc.                             16,003                 493
     Harcourt General, Inc.                                   9,266                 493
     Ashland, Inc.                                           10,006                 484
     Eastman Chemical Co.                                    10,682                 478
     Parker Hannifin Corp.                                   14,573                 477
     Temple-Inland Inc.                                       7,900                 469
     Sunoco, Inc.                                            12,945                 467
     Bausch & Lomb, Inc.                                      7,502                 450
     Fluor Corp.                                             10,480                 446
-    HCR Manor Care, Inc.                                    15,113                 444
     SuperValu Inc.                                          15,792                 442
     Laidlaw, Inc.                                           43,400                 437
     Dillard's Inc.                                          15,386                 437
     PACCAR, Inc.                                            10,560                 434
     Pall Corp.                                              16,495                 418
     Adobe Systems, Inc.                                      8,900                 416
-    Niagara Mohawk Power Corp.                              25,693                 414
     Morton International, Inc.                              16,800                 412
     The Mead Corp.                                          13,804                 405
     Amoco Corp.                                              6,788                 400
     Sonat, Inc.                                             14,797                 400
     Harris Corp.                                            10,872                 398
     American Greetings Corp. Class A                         9,547                 392
     Newmont Mining Corp.                                    21,609                 390
     Phelps Dodge Corp.                                       7,641                 389
-    Humana, Inc.                                            21,800                 388
     Centex Corp.                                             8,516                 384
     Deluxe Corp.                                            10,482                 383
     Sigma-Aldrich Corp.                                     13,000                 382
     C.R. Bard, Inc.                                          7,677                 380
     Placer Dome, Inc.                                       32,212                 370
     Hercules, Inc.                                          13,517                 370
     Westvaco Corp.                                          13,643                 366
     Engelhard Corp.                                         18,590                 363
-    Thermo Electron Corp.                                   21,300                 361
     Wendy's International, Inc.                             15,951                 348
-    Mirage Resorts, Inc.                                    23,000                 344
     The BFGoodrich Co.                                       9,554                 343
     Brunswick Corp.                                         13,826                 342
     Great Lakes Chemical Corp.                               8,443                 338
     Apache Corp.                                            13,300                 337
-    Silicon Graphics, Inc.                                  26,100                 336
     Thomas & Betts Corp.                                     7,728                 335
     Raychem Corp.                                           10,292                 333
     The Stanley Works                                       11,906                 330
     Armstrong World Industries Inc.                          5,427                 327
     Mallinckrodt, Inc.                                      10,462                 322
     Darden Restaurants Inc.                                 17,841                 321
-    St. Jude Medical, Inc.                                  11,546                 320
-    LSI Logic Corp.                                         19,600                 316
-    National Semiconductor Corp.                            22,851                 308
-    Consolidated Stores, Inc.                               15,252                 308
     Homestake Mining Co.                                    32,668                 300
     Union Pacific Resources
         Group, Inc.                                         32,991                 299
-    Harrah's Entertainment, Inc.                            18,749                 294
     Raytheon Co. Class A                                     5,497                 284
     Bemis Co., Inc.                                          7,375                 280
-    King World Productions, Inc.                             9,454                 278
     NICOR, Inc.                                              6,580                 278
     USX-U.S. Steel Group                                    11,900                 274
     Liz Claiborne, Inc.                                      8,669                 274
     Adolph Coors Co. Class B                                 4,828                 272
     Louisiana-Pacific Corp.                                 14,800                 271
     Snap-On Inc.                                             7,467                 260
     Crane Co.                                                8,554                 258
     Nalco Chemical Co.                                       8,235                 255
     Autodesk, Inc.                                           5,860                 250
     Freeport-McMoRan Copper &
         Gold Inc. Class B                                   23,800                 248
     Meredith Corp.                                           6,496                 246
     Owens Corning                                            6,747                 239
     Ryder System, Inc.                                       9,164                 238
-    Navistar International Corp.                             8,356                 238
     Inco Ltd.                                               22,397                 237
     Boise Cascade Corp.                                      7,630                 237
     Comcast Corp. Class A                                    4,100                 235
-    FMC Corp.                                                4,123                 231
     Case Corp.                                              10,500                 229
     Cummins Engine Co., Inc.                                 6,441                 229
     Kerr-McGee Corp.                                         5,876                 225
     Scientific-Atlanta, Inc.                                 9,378                 214
     McDermott International, Inc.                            8,341                 206
-    Andrew Corp.                                            12,460                 206
     Longs Drug Stores, Inc.                                  5,342                 200
     National Service Industries, Inc.                        5,269                 200
     Cooper Tire & Rubber Co.                                 9,285                 190
     EG&G, Inc.                                               6,790                 189
-    Cabletron Systems, Inc.                                 22,500                 188
     Millipore Corp.                                          6,594                 188
     Peoples Energy Corp.                                     4,619                 184
     Tektronix, Inc.                                          6,076                 183
     Alberto-Culver Co. Class B                               6,786                 181
-    Oryx Energy Co.                                         13,331                 179
     Ball Corp.                                               3,701                 169
     IKON Office Solutions, Inc.                             19,666                 168
     Shared Medical Systems Corp.                             3,376                 168

----------------------------------------------------------------------------------------
                                                                                 MARKET
                                                                                 VALUE*
                                                             SHARES               (000)
----------------------------------------------------------------------------------------
     The Timken Co.                                           8,910             $   168
     Fleetwood Enterprises, Inc.                              4,656                 162
     Pulte Corp.                                              5,688                 158
     Worthington Industries, Inc.                            12,402                 155
     Briggs & Stratton Corp.                                  3,098                 155
     Kaufman & Broad Home Corp.                               5,311                 153
     Crestar Financial Corp.                                  2,100                 151
     Potlatch Corp.                                           4,100                 151
     Great Atlantic & Pacific Tea
         Co., Inc.                                            5,030                 149
-    W.R. Grace & Co.                                         9,120                 143
     ONEOK, Inc.                                              3,891                 141
     Jostens Inc.                                             5,355                 140
     Cyprus Amax Minerals Co.                                13,500                 135
     Helmerich & Payne, Inc.                                  6,768                 131
-    Rowan Cos., Inc.                                        13,086                 131
     Eastern Enterprises                                      2,972                 130
-    Bethlehem Steel Corp.                                   15,331                 128
     Tupperware Corp.                                         7,317                 120
-    Data General Corp.                                       7,121                 117
-    Fruit of the Loom, Inc.                                  8,400                 116
     The Pep Boys
         (Manny, Moe & Jack)                                  7,208                 113
     Moore Corp. Ltd.                                        10,040                 110
-    Reebok International Ltd.                                7,291                 108
     Milacron Inc.                                            5,615                 108
     Battle Mountain Gold Co. Class A                        26,200                 108
     Aeroquip-Vickers Inc.                                    3,397                 102
     Polaroid Corp.                                           5,360                 100
     NACCO Industries, Inc. Class A                           1,031                  95
     Russell Corp.                                            4,620                  94
     Springs Industries Inc. Class A                          2,260                  94
     ASARCO, Inc.                                             5,042                  76
     Foster Wheeler Corp.                                     4,622                  61
-    Venator Group, Inc.                                      8,750                  56
     PennzEnergy Co.                                          2,978                  49
     Harnischfeger Industries Inc.                            4,587                  47
-    Pennzoil-Quaker State Co.                                2,978                  44
-    Viacom Inc. Class A                                        100                   7
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $965,377)                                                          1,347,481
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999
     (COST $13,018)                                         $13,018              13,018
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
     (COST $978,395)                                                          1,360,499
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
----------------------------------------------------------------------------------------
     Other Assets--Note B                                                        15,026
     Liabilities                                                                (23,094)
                                                                           -------------
                                                                                 (8,068)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 50,930,787 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                               $1,352,431
========================================================================================

NET ASSET VALUE PER SHARE                                                        $26.55
========================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt

----------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
                                                             AMOUNT                 PER
                                                              (000)               SHARE
----------------------------------------------------------------------------------------
Paid in Capital                                         $   972,963              $19.10
Overdistributed Net
     Investment Income                                         (201)                 --
Accumulated Net Realized
     Losses--Note D                                          (2,435)               (.05)
Unrealized Appreciation--
     Note E                                                 382,104                7.50
----------------------------------------------------------------------------------------
NET ASSETS                                               $1,352,431              $26.55
========================================================================================

----------------------------------------------------------------------------------------
                                                                                 MARKET
TAX-MANAGED                                                                      VALUE*
CAPITAL APPRECIATION FUND                                    SHARES               (000)
----------------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
----------------------------------------------------------------------------------------
     General Electric Co.                                   474,778          $   48,457
-    Microsoft Corp.                                        242,000              33,562
     Intel Corp.                                            241,500              28,633
     Merck & Co., Inc.                                      176,800              26,111
     International Business
         Machines Corp.                                     136,700              25,255
     Pfizer, Inc.                                           194,600              24,410
     The Coca-Cola Co.                                      340,400              22,764
-    Cisco Systems, Inc.                                    225,750              20,952
     Lucent Technologies, Inc.                              188,494              20,734
-    MCI WorldCom, Inc.                                     287,532              20,630
-    Dell Computer Corp.                                    265,600              19,439
     Procter & Gamble Co.                                   202,400              18,482
     Johnson & Johnson                                      206,106              17,287
     Wal-Mart Stores, Inc.                                  204,900              16,687
     Citigroup, Inc.                                        336,885              16,676
     American International
         Group, Inc.                                        161,387              15,594
-    America Online, Inc.                                    95,600              15,296
     Home Depot, Inc.                                       228,500              13,981
     Schering-Plough Corp.                                  231,500              12,790
     Fannie Mae                                             163,500              12,099
     Exxon Corp.                                            164,300              12,014
     Abbott Laboratories                                    240,700              11,794
     Compaq Computer Corp.                                  276,930              11,614
     American Home Products Corp.                           198,800              11,195
     Time Warner, Inc.                                      154,550               9,592
     Hewlett-Packard Co.                                    139,100               9,502
     PepsiCo, Inc.                                          225,500               9,231
     The Walt Disney Co.                                    307,509               9,225
     Gillette Co.                                           183,516               8,866
     Philip Morris Cos., Inc.                               163,800               8,763
     McDonald's Corp.                                       109,700               8,406
     AT&T Corp.                                             109,383               8,231
-    EMC Corp.                                               92,100               7,829
     Freddie Mac                                            117,000               7,539
     E.I. du Pont de Nemours & Co.                          140,600               7,460
-    AirTouch Communications, Inc.                          103,000               7,429
-    Yahoo!, Inc.                                            30,600               7,250
     Morgan Stanley Dean
         Witter & Co.                                       100,400               7,128
     BankAmerica Corp.                                      115,875               6,967
-    Safeway, Inc.                                          112,184               6,836
-    Sun Microsystems, Inc.                                  77,900               6,670
-    Oracle Corp.                                           154,475               6,662
     Tyco International Ltd.                                 84,943               6,408
-    Tele-Communications-TCI
         Group A                                            113,653               6,286
     Texas Instruments, Inc.                                 72,900               6,238
     Motorola, Inc.                                         102,100               6,234
-    Tele-Communications Liberty
         Media Group Class A                                134,676               6,203
     Medtronic, Inc.                                         82,400               6,118
-    Compuware Corp.                                         75,600               5,906
     Sprint Corp.                                            69,000               5,805
     Associates First Capital Corp.                         136,188               5,771
     Monsanto Co.                                           118,400               5,624
     Walgreen Co.                                            95,600               5,598
-    Amgen, Inc.                                             53,200               5,563
     Waste Management, Inc.                                 117,597               5,483
     Cardinal Health, Inc.                                   70,875               5,378
     The Gap, Inc.                                           94,125               5,294
     Charles Schwab Corp.                                    93,900               5,276
-    MediaOne Group, Inc.                                   110,200               5,179
     The Boeing Co.                                         156,470               5,105
     Kimberly-Clark Corp.                                    87,496               4,768
     Comcast Corp. Class A Special                           79,666               4,675
     Mobil Corp.                                             53,000               4,618
     Aluminum Co. of America                                 60,723               4,528
     CVS Corp.                                               80,628               4,434
-    Office Depot, Inc.                                     119,600               4,418
     AlliedSignal Inc.                                       99,500               4,409
     Emerson Electric Co.                                    71,200               4,308
     CBS Corp.                                              131,306               4,300
-    3Com Corp.                                              94,975               4,256
     Guidant Corp.                                           38,000               4,189
-    Viacom Inc. Class B                                     54,106               4,004
     Electronic Data Systems Corp.                           78,800               3,960
-    Qwest Communications
         International Inc.                                  78,738               3,937
-    Applied Materials, Inc.                                 91,900               3,923
-    Solectron Corp.                                         42,000               3,903
     Lowe's Cos., Inc.                                       76,200               3,900
     Merrill Lynch & Co., Inc.                               58,200               3,885
-    FDX Corp.                                               43,200               3,845
-    Smurfit-Stone Container Corp.                          240,602               3,805
-    Cendant Corp.                                          199,125               3,796
-    Cablevision Systems Corp.
         Class B                                             74,800               3,754
     SunAmerica Inc.                                         45,850               3,719
     General Motors Corp.                                    51,500               3,685
-    Berkshire Hathaway Class A                                  53               3,675
-    Costco Cos., Inc.                                       50,100               3,616
-    Staples, Inc.                                           82,287               3,595
     First Data Corp.                                       111,262               3,526
-    Micron Technology, Inc.                                 69,700               3,524
-    The Kroger Co.                                          56,600               3,424
-    Ascend Communications, Inc.                             52,040               3,422
     BellSouth Corp.                                         67,400               3,361
-    Netscape Communications Corp.                           55,179               3,352
-    Lexmark International Group, Inc.
         Class A                                             33,100               3,326
-    Forest Laboratories, Inc.                               62,400               3,319
-    Level 3 Communications, Inc.                            76,900               3,316
     Automatic Data Processing, Inc.                         41,300               3,312
     IMS Health, Inc.                                        43,900               3,312
     Computer Associates
     International, Inc.                                     76,662               3,268
     Burlington Northern
     Santa Fe Corp.                                          96,393               3,253
-    Altera Corp.                                            52,500               3,196
     Conseco Inc.                                           104,339               3,189
     Columbia/HCA Healthcare Corp.                          126,421               3,129
     AFLAC, Inc.                                             70,900               3,120
-    Network Associates, Inc.                                45,050               2,985
-    Analog Devices, Inc.                                    94,133               2,953
     Illinois Tool Works, Inc.                               50,700               2,941
-    Fred Meyer Inc.                                         48,700               2,934
-    Tellabs, Inc.                                           42,600               2,921
-    Xilinx, Inc.                                            44,700               2,911
-    Unisys Corp.                                            84,500               2,910





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
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                                                                                 MARKET
                                                                                 VALUE*
                                                             SHARES               (000)
----------------------------------------------------------------------------------------
     State Street Corp.                                      41,700           $   2,901
-    Novell, Inc.                                           159,800               2,896
-    Biogen, Inc.                                            34,800               2,888
-    Teradyne, Inc.                                          68,100               2,886
-    Apple Computer, Inc.                                    69,700               2,853
-    SCI Systems, Inc.                                       48,600               2,807
-    Tricon Global Restaurants, Inc.                         55,940               2,804
-    Concord EFS, Inc.                                       66,000               2,797
-    AMR Corp.                                               46,700               2,773
     Amoco Corp.                                             47,000               2,773
-    Cox Communications Class A                              40,100               2,772
     Raytheon Co. Class B                                    51,900               2,764
     Lockheed Martin Corp.                                   32,500               2,754
-    Clear Channel
         Communications, Inc.                                50,500               2,752
-    Genzyme Corp.                                           55,300               2,751
     Aetna Inc.                                              34,897               2,744
     HBO & Co.                                               95,200               2,731
-    Kohl's Corp.                                            44,400               2,728
     Century Telephone
     Enterprises, Inc.                                       40,200               2,714
     The Hartford Financial Services
     Group Inc.                                              49,200               2,700
-    Tele-Communications TCI
         Ventures Group Series A                            114,494               2,698
     Becton, Dickinson & Co.                                 62,800               2,681
-    Seagate Technology                                      88,170               2,667
     Linear Technology Corp.                                 29,700               2,660
     Computer Sciences Corp.                                 41,200               2,655
-    Advanced Micro Devices, Inc.                            91,100               2,636
     Capital One Financial Corp.                             22,800               2,622
     Harley-Davidson, Inc.                                   54,800               2,596
-    Watson Pharmaceuticals, Inc.                            41,200               2,590
-    Wellpoint Health Networks Inc.
         Class A                                             29,703               2,584
     ALLTEL Corp.                                            42,953               2,569
-    General Instrument Corp.                                75,100               2,549
     Progressive Corp. of Ohio                               15,000               2,541
-    At Home Corp. Series A                                  33,800               2,510
-    KLA-Tencor Corp.                                        57,600               2,498
-    Arrow Electronics, Inc.                                 93,300               2,490
-    Tenet Healthcare Corp.                                  94,637               2,484
     Paychex, Inc.                                           48,225               2,481
-    Bed Bath & Beyond, Inc.                                 72,100               2,460
     Southwest Airlines Co.                                 109,350               2,454
     Sysco Corp.                                             89,200               2,447
-    AES Corp.                                               51,500               2,440
-    American Power
         Conversion Corp.                                    50,200               2,432
-    HEALTHSOUTH Corp.                                      155,402               2,399
     Coca-Cola Enterprises, Inc.                             66,900               2,392
-    Sprint PCS                                             103,000               2,382
     Archer-Daniels-Midland Co.                             138,124               2,374
-    BMC Software, Inc.                                      53,200               2,371
-    Boston Scientific Corp.                                 88,000               2,360
-    Starbucks Corp.                                         42,000               2,357
-    Maxim Integrated Products, Inc.                         53,600               2,342
     Delta Air Lines, Inc.                                   45,000               2,340
-    Cadence Design Systems, Inc.                            78,300               2,329
-    Abercrombie & Fitch Co.                                 32,658               2,311
-    HCR Manor Care, Inc.                                    78,600               2,309
-    Intuit, Inc.                                            31,800               2,306
     Wrigley, (Wm.) Jr. Co.                                  25,700               2,302
     Kansas City Southern
         Industries, Inc.                                    46,500               2,287
-    U.S. Filter Corp.                                       99,300               2,271
     Loews Corp.                                             23,100               2,270
     UNUM Corp.                                              38,700               2,259
-    Chiron Corp.                                            85,840               2,248
     Cintas Corp.                                            31,900               2,247
-    Chancellor Media Corp.                                  46,900               2,245
     McKesson Corp.                                          28,400               2,245
     Danaher Corp.                                           41,200               2,238
     SBC Communications Inc.                                 41,720               2,237
-    Federated Department
         Stores, Inc.                                        51,100               2,226
     The Equitable Cos.                                      38,100               2,205
     Adobe Systems, Inc.                                     47,100               2,202
-    Republic Industries, Inc.                              148,800               2,195
-    NCR Corp.                                               52,337               2,185
     Albertson's, Inc.                                       34,200               2,178
-    ADC Telecommunications, Inc.                            62,300               2,165
     Lehman Brothers Holdings, Inc.                          49,100               2,163
-    Ceridian Corp.                                          30,800               2,150
-    Synopsys, Inc.                                          39,427               2,139
     Minnesota Mining &
         Manufacturing Co.                                   29,900               2,127
-    Kmart Corp.                                            138,600               2,122
     Stryker Corp.                                           38,500               2,120
-    ALZA Corp.                                              40,500               2,116
     Biomet, Inc.                                            52,200               2,101
     United Healthcare Corp.                                 48,800               2,101
-    Health Management Associates
         Class A                                             97,068               2,099
-    Sterling Commerce, Inc.                                 46,500               2,093
     Coastal Corp.                                           59,700               2,086
-    Adaptec, Inc.                                          118,700               2,085
-    Gulfstream Aerospace Corp.                              39,100               2,082
-    Atmel Corp.                                            135,800               2,079
-    General Motors Corp. Class H                            52,000               2,064
-    Fiserv, Inc.                                            40,100               2,063
     Circuit City Stores, Inc.                               41,300               2,062
     IBP, Inc.                                               70,800               2,062
     Mylan Laboratories, Inc.                                64,650               2,036
-    US Airways Group, Inc.                                  39,000               2,028
     Caterpillar, Inc.                                       44,000               2,024
     Teleglobe Inc.                                          55,578               2,001
     Shaw Industries, Inc.                                   82,200               1,993
-    AutoZone Inc.                                           60,200               1,983
-    USA Networks, Inc.                                      59,480               1,970
-    Sybron International Corp.                              72,300               1,966
-    Sealed Air Corp.                                        38,336               1,958
     Molex, Inc.                                             51,325               1,957
-    Owens-Illinois, Inc.                                    63,900               1,957
-    Centocor, Inc.                                          43,300               1,954
     Marriott International, Inc.
         Class A                                             67,200               1,949
-    Brinker International, Inc.                             67,400               1,946
-    American Standard Cos., Inc.                            54,100               1,944
     MGIC Investment Corp.                                   48,700               1,939
-    Iomega Corp.                                           264,900               1,937
     Martin Marietta Materials, Inc.                         31,100               1,934





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
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                                                                                 MARKET
TAX-MANAGED                                                                      VALUE*
CAPITAL APPRECIATION FUND                                    SHARES               (000)
----------------------------------------------------------------------------------------
-    National Semiconductor Corp.                           143,200           $   1,933
     Centex Corp.                                            42,600               1,920
     Allmerica Financial Corp.                               33,144               1,918
     Federal-Mogul Corp.                                     32,200               1,916
-    Electronic Arts Inc.                                    34,100               1,914
     Anadarko Petroleum Corp.                                61,400               1,896
-    Barnes & Noble, Inc.                                    44,600               1,896
     Golden West Financial Corp.                             20,600               1,889
     Champion International Corp.                            46,500               1,883
     Franklin Resources Corp.                                58,800               1,882
-    Storage Technology Corp.                                52,200               1,856
     AMBAC Financial Group Inc.                              30,800               1,854
-    Quantum Corp.                                           87,200               1,853
     Starwood Hotels & Resorts REIT                          81,624               1,852
-    Robert Half International, Inc.                         41,400               1,850
     Fort James Corp.                                        46,087               1,843
     MBIA, Inc.                                              28,000               1,836
-    Keebler Foods Co.                                       48,700               1,832
     Autoliv, Inc.                                           49,147               1,828
     ITT Industries, Inc.                                    45,900               1,825
-    Quintiles Transnational Corp.                           34,200               1,825
     FirstEnergy Corp.                                       55,900               1,820
     Burlington Resources, Inc.                              50,500               1,809
-    Parametric Technology Corp.                            111,200               1,807
     International Game Technology                           74,300               1,806
-    Western Digital Corp.                                  119,900               1,806
-    Gateway 2000, Inc.                                      35,200               1,802
     Newell Co.                                              43,600               1,799
     Darden Restaurants Inc.                                 99,900               1,798
-    SunGard Data Systems, Inc.                              45,200               1,794
-    NEXTEL Communications, Inc.                             75,300               1,779
-    Outdoor Systems, Inc.                                   59,100               1,773
     USG Corp.                                               34,600               1,762
-    McLeodUSA, Inc. Class A                                 56,100               1,753
     Columbia Energy Group                                   30,300               1,750
-    CalEnergy Co.                                           50,400               1,748
-    LSI Logic Corp.                                        108,400               1,748
     Provident Cos., Inc.                                    41,904               1,739
     Hasbro, Inc.                                            48,100               1,738
     Tyson Foods, Inc.                                       81,550               1,733
-    Thermo Electron Corp.                                  101,900               1,726
     Transocean Offshore, Inc.                               64,200               1,721
-    Outback Steakhouse                                      42,800               1,707
     Autodesk, Inc.                                          39,900               1,703
-    Jones Apparel Group, Inc.                               77,100               1,701
-    Modis Professional Services Inc.                       117,300               1,701
-    Silicon Graphics, Inc.                                 130,900               1,685
     Bank One Corp.                                          32,959               1,683
-    PeopleSoft, Inc.                                        88,400               1,674
-    Niagara Mohawk Power Corp.                             103,600               1,671
     Dime Bancorp, Inc.                                      62,900               1,663
     M & T Bank Corp.                                         3,200               1,661
     Manpower Inc.                                           65,900               1,660
-    Litton Industries, Inc.                                 25,400               1,657
     Sigma-Aldrich Corp.                                     55,700               1,636
-    W.R. Grace & Co.                                       104,200               1,635
-    Lear Corp.                                              42,200               1,625
     NIKE, Inc. Class B                                      39,900               1,618
-    Humana, Inc.                                            90,300               1,608
     Total System Services, Inc.                             68,250               1,604
     Nordstrom, Inc.                                         46,200               1,603
-    Weatherford International, Inc.                         82,600               1,600
     International Paper Co.                                 35,600               1,595
     Enron Oil & Gas Co.                                     92,400               1,594
     Praxair, Inc.                                           45,100               1,590
     Mattel, Inc.                                            69,512               1,586
-    King World Productions, Inc.                            53,800               1,584
     Amerada Hess Corp.                                      31,800               1,582
     Solutia, Inc.                                           70,700               1,582
-    Payless ShoeSource, Inc.                                33,200               1,573
     Newmont Mining Corp.                                    87,056               1,572
-    Coltec Inc.                                             79,900               1,558
     Tandy Corp.                                             37,800               1,557
-    Citizens Utilities Co. Class B                         190,502               1,548
-    St. Jude Medical, Inc.                                  55,809               1,545
     Clayton Homes Inc.                                     111,395               1,539
-    Promus Hotel Corp.                                      47,463               1,537
     Sunbeam Corp.                                          219,300               1,535
-    QUALCOMM, Inc.                                          29,600               1,534
-    U.S. Cellular Corp.                                     40,200               1,528
-    Reebok International Ltd.                              102,650               1,527
-    Fruit of the Loom, Inc.                                109,800               1,517
-    Continental Airlines, Inc. Class B                      45,200               1,514
-    Global Marine, Inc.                                    164,800               1,514
     Noble Affiliates, Inc.                                  61,500               1,514
-    Toys R Us, Inc.                                         89,400               1,509
-    BJ Services Co.                                         96,300               1,505
     Great Lakes Chemical Corp.                              37,600               1,504
     Nucor Corp.                                             34,700               1,501
-    Smith International, Inc.                               59,500               1,499
-    Blyth Industries, Inc.                                  47,900               1,497
     Kellogg Co.                                             43,700               1,491
-    FMC Corp.                                               26,600               1,490
-    UCAR International, Inc.                                83,300               1,484
-    Nabors Industries, Inc.                                108,900               1,477
-    Noble Drilling Corp.                                   113,900               1,474
     Dollar General Corp.                                    62,160               1,469
-    PacifiCare Health Systems, Inc.
         Class B                                             18,432               1,465
-    DST Systems, Inc.                                       25,600               1,461
-    Cooper Cameron Corp.                                    59,500               1,458
     New Century Energies, Inc.                              29,800               1,453
-    Sterling Software, Inc.                                 53,700               1,453
-    Oryx Energy Co.                                        107,050               1,438
     Telephone & Data Systems, Inc.                          32,000               1,438
-    Sodexho Marriott Services, Inc.                         51,850               1,436
     AGCO Corp.                                             181,800               1,432
     Fluor Corp.                                             33,600               1,430
     Johns Manville Corp.                                    87,000               1,430
     Transatlantic Holdings, Inc.                            18,900               1,428
-    Leucadia National Corp.                                 45,300               1,427
     Apache Corp.                                            56,300               1,425
-    Allied Waste Industries, Inc.                           60,000               1,418
     Owens Corning                                           39,800               1,410
-    Tech Data Corp.                                         35,000               1,409
     Union Pacific Corp.                                     31,253               1,408
-    Northwest Airlines Corp. Class A                        54,900               1,403
-    Ocean Energy, Inc.                                     221,440               1,398
     Dillard's Inc.                                          49,200               1,396
-    UAL Corp.                                               23,300               1,391
-    FORE Systems, Inc.                                      75,900               1,390
     Fastenal Co.                                            31,500               1,386





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
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                                                                                 MARKET
                                                                                 VALUE*
                                                             SHARES               (000)
----------------------------------------------------------------------------------------
-    CNA Financial Corp.                                     34,400           $   1,385
-    Catellus Development Corp.                              95,800               1,371
-    MedPartners, Inc.                                      261,156               1,371
-    PRIMEDIA Inc.                                          116,500               1,369
     Dynegy,Inc.                                            125,100               1,368
     Williams Cos., Inc.                                     43,789               1,366
-    Cytec Industries, Inc.                                  64,200               1,364
     Raychem Corp.                                           42,000               1,357
     Pittston Brink's Group                                  42,500               1,355
-    Rowan Cos., Inc.                                       133,500               1,335
     Beckman Coulter, Inc.                                   24,500               1,329
-    Global Industries Ltd.                                 216,900               1,329
     Morton International, Inc.                              54,100               1,325
     DENTSPLY International Inc.                             51,400               1,324
-    Mirage Resorts, Inc.                                    88,600               1,323
-    R & B Falcon Corp.                                     173,346               1,322
-    Thermo Instrument Systems, Inc.                         87,458               1,317
     The St. Joe Co.                                         55,800               1,308
     W.W. Grainger, Inc.                                     31,400               1,307
     Host Marriott Corp.                                     93,900               1,297
     CNF Transportation, Inc.                                34,300               1,288
-    International Specialty
         Products, Inc.                                      94,700               1,284
-    Alleghany Corp.                                          6,808               1,279
     The PMI Group Inc.                                      25,900               1,279
-    Andrew Corp.                                            76,487               1,262
     E.W. Scripps Co. Class A                                25,235               1,255
     York International Corp.                                30,600               1,249
     Stewart Enterprises, Inc. Class A                       55,800               1,242
-    Total Renal Care Holdings, Inc.                         41,000               1,212
     Wesco Financial Corp.                                    3,400               1,206
-    Electronics for Imaging, Inc.                           30,000               1,200
     Ford Motor Co.                                          20,200               1,185
     ENSCO International, Inc.                              109,500               1,170
-    Consolidated Freightways Corp.                          73,371               1,165
-    OfficeMax, Inc.                                         95,900               1,163
     Homestake Mining Co.                                   126,300               1,160
     Horace Mann Educators Corp.                             40,300               1,149
-    UNOVA, Inc.                                             63,200               1,146
-    Chris-Craft Industries, Inc.                            23,628               1,139
     Cooper Tire & Rubber Co.                                55,500               1,134
     BHC Communications, Inc.
         Class A                                              9,200               1,122
     Millipore Corp.                                         39,200               1,115
-    CompUSA, Inc.                                           85,100               1,112
-    Harrah's Entertainment, Inc.                            70,900               1,112
     A. H. Belo Corp. Class A                                55,600               1,109
     Cracker Barrel Old Country
         Stores, Inc.                                        47,400               1,105
     20th Century Industries                                 47,300               1,097
-    Micron Electronics, Inc.                                63,000               1,091
-    Circus Circus Enterprises Inc.                          94,200               1,077
     Baker Hughes, Inc.                                      60,480               1,070
     Varian Associates, Inc.                                 27,900               1,057
     IMC Global Inc.                                         49,206               1,052
-    Corrections Corp. of America                            59,300               1,045
-    DaimlerChrysler AG                                      10,777               1,035
-    Cabletron Systems, Inc.                                121,700               1,019
-    Consolidated Stores, Inc.                               50,406               1,018
-    RELTEC Corp.                                            45,800               1,016
     Dole Food Co.                                           33,200                 996
     Rubbermaid, Inc.                                        31,600                 993
     Mallinckrodt, Inc.                                      31,800                 980
     American General Corp.                                  12,461                 972
     Lancaster Colony Corp.                                  30,050                 965
     The Warnaco Group, Inc. Class A                         38,100                 962
-    Micro Warehouse Inc.                                    28,400                 960
     Freeport-McMoRan Copper &
         Gold Inc. Class B                                   89,987                 939
     Alberto-Culver Co. Class B                              35,000                 934
-    Gartner Group, Inc. Class A                             43,400                 922
-    First Health Group Corp.                                54,600                 904
-    Foundation Health Systems
         Class A                                             75,570                 902
-    J.D. Edwards & Co.                                      30,800                 874
-    General Nutrition Cos., Inc.                            51,600                 839
     The Limited, Inc.                                       28,437                 828
-    Beverly Enterprises, Inc.                              121,900                 823
     Pioneer Natural Resources Co.                           93,700                 820
     Diamond Offshore Drilling, Inc.                         33,700                 798
     Union Pacific Resources
         Group, Inc.                                         86,842                 787
-    IVAX Corp.                                              61,700                 767
     Zions Bancorp                                           12,000                 749
-    Microchip Technology, Inc.                              20,200                 747
-    Quorum Health Group, Inc.                               56,750                 734
-    IDEXX Laboratories Corp.                                26,000                 700
-    Venator Group, Inc.                                    101,300                 652
     Gaylord Entertainment Co.
         Class A                                             21,614                 651
     J.C. Penney Co., Inc.                                   13,654                 640
-    CIENA Corp.                                             43,000                 629
     Callaway Golf Co.                                       59,300                 608
     Cummins Engine Co., Inc.                                16,900                 600
-    MGM Grand, Inc.                                         21,509                 583
     Allegheny Teledyne Inc.                                 27,142                 555
-    Host Marriott Services Corp.                            53,520                 555
     The Pep Boys
         (Manny, Moe & Jack)                                 35,100                 551
     Crown Cork & Seal Co., Inc.                             17,500                 539
     Reynolds & Reynolds Class A                             23,500                 539
     Chicago Title Corp.                                     11,424                 536
-    Paging Network, Inc.                                   112,800                 529
     Sealed Air Corp. $2.00 Cvt. Pfd.
         Series A                                            10,117                 525
     Meditrust Corp.                                         33,722                 510
-    Viacom Inc. Class A                                      6,844                 503
-    CommScope, Inc.                                         27,534                 463
     Albemarle Corp.                                         18,800                 447
     Texaco Inc.                                              7,960                 421
-    PETsMART, Inc.                                          37,000                 407
     Northern Telecom Ltd.                                    8,005                 401
     Frontier Corp.                                          11,400                 388
     LucasVarity PLC ADR                                     11,592                 388
-    Jacor Communications, Inc.                               5,900                 380
     Texas Utilities Co.                                      7,965                 372
-    Corporate Express, Inc.                                 70,600                 366
     First Brands Corp.                                       9,200                 363
-    Castle & Cooke Inc.                                     23,300                 344
-    Santa Fe Energy Resources, Inc.                         43,000                 317
-    Pacificare Health Systems Inc.
         Class A                                              4,096                 298





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
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                                                                                 MARKET
TAX-MANAGED                                                                      VALUE*
CAPITAL APPRECIATION FUND                                    SHARES               (000)
----------------------------------------------------------------------------------------
     Great Atlantic & Pacific Tea
         Co., Inc.                                            9,900                 293
     Reynolds Metals Co.                                      5,300                 279
-    Choice Hotel International, Inc.                        19,500                 267
     ING Groep NV-Sponsored ADR                               4,261                 265
     Nielsen Media Research                                  14,633                 263
     IKON Office Solutions, Inc.                             29,300                 251
     MascoTech Inc.                                          14,000                 240
     Cinergy Corp.                                            5,700                 196
     U S WEST, Inc.                                           3,009                 194
     Raytheon Co. Class A                                     3,284                 170
     St. Paul Cos., Inc.                                      4,800                 167
-    GTech Holdings Corp.                                     5,800                 149
     Lone Star Industries, Inc.                               4,000                 147
-    Crestline Capital Corp.                                  9,390                 137
     Werner Enterprises, Inc.                                 7,500                 133
     Baxter International, Inc.                               2,000                 129
     RJR Nabisco Holdings Corp.                               4,360                 129
-    Mentor Graphics Corp.                                   13,900                 118
     Burlington Coat Factory
         Warehouse Corp.                                      6,360                 104
-    Informix Corp.                                          10,000                  99
-    Southland Corp.                                         47,100                  90
-    Associated Group, Inc.                                   1,750                  75
-    Associated Group, Inc. Class B                           1,750                  74
-    Lands' End, Inc.                                         1,400                  38
     Genzyme Molecular Oncology                               5,975                  19
     Louisiana-Pacific Corp.                                  1,050                  19
     Mark IV Industries, Inc.                                 1,272                  17
     Price Enterprises, Inc.                                  2,698                  14
-    Premisys Communications, Inc.                              400                   4
     Freeport-McMoRan Copper &
         Gold, Inc. Class A                                     138                   1
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $890,299)                                                          1,477,711
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                                       $  1,090               1,090
     4.77%, 1/4/1999--Note F                                 18,729              18,729
----------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $19,819)                                                              19,819
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
     (COST $910,118)                                                          1,497,530
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
----------------------------------------------------------------------------------------
Other Assets--Note B                                                              5,161
Liabilities--Note F                                                             (23,892)
                                                                              ----------
                                                                                (18,731)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 57,573,853 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                               $1,478,799
========================================================================================

NET ASSET VALUE PER SHARE                                                        $25.69
========================================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

 ADR--American Depositary Receipt.

 REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
                                                             AMOUNT                 PER
                                                              (000)               SHARE
----------------------------------------------------------------------------------------
Paid in Capital                                         $   922,368              $16.02
Overdistributed Net
     Investment Income                                         (516)               (.01)
Accumulated Net Realized
     Losses--Note D                                         (30,465)               (.53)
Unrealized Appreciation--
     Note E                                                 587,412               10.21
----------------------------------------------------------------------------------------
NET ASSETS                                               $1,478,799              $25.69
========================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------------------
                                                                              TAX-MANAGED       TAX-MANAGED
                                                          TAX-MANAGED          GROWTH AND           CAPITAL
                                                             BALANCED              INCOME      APPRECIATION
                                                                 FUND                FUND              FUND
                                                          -------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 1998
                                                          -------------------------------------------------
                                                                (000)               (000)             (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                               $      561          $  14,037        $    8,959
   Interest                                                     4,000                157                80
   Security Lending                                                16                 19               375
                                                          -------------------------------------------------
      Total Income                                              4,577             14,213             9,414
                                                          -------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                 39                 29                29
      Management and Administrative                               205              1,425             1,804
      Marketing and Distribution                                   37                199               240
   Taxes (other than income taxes)                                  6                 31                41
   Custodian Fees                                                  16                 69                33
   Auditing Fees                                                    8                  8                 8
   Shareholders' Reports                                            3                 12                16
   Annual Meeting and Proxy Costs                                  --                  1                 2
   Trustees' Fees and Expenses                                     --                  1                 2
                                                          -------------------------------------------------
      Total Expenses                                              314              1,775             2,175
      Expenses Paid Indirectly--Note C                             (9)                --                --
                                                          -------------------------------------------------
      Net Expenses                                                305              1,775             2,175
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           4,272             12,438             7,239
-----------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                (2,941)              (779)          (12,991)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENT SECURITIES                                       24,859            228,690           299,070
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $26,190           $240,349          $293,318
===========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------------
                                                                             TAX-MANAGED                     TAX-MANAGED
                                                                               BALANCED                   GROWTH AND INCOME
                                                                                 FUND                            FUND
                                                                   ----------------------------       -------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                        1998             1997            1998              1997
                                                                       (000)            (000)           (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                          $    4,272       $    2,674     $     12,438       $    6,543
   Realized Net Loss                                                  (2,941)            (626)            (779)            (199)
   Change in Unrealized Appreciation (Depreciation)                   24,859           12,259          228,690          103,458
                                                                   ------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                                              26,190           14,307          240,349          109,802
                                                                   ------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (4,316)          (2,697)         (12,573)          (6,484)
   Realized Capital Gain                                                  --                --              --               --
                                                                   ------------------------------------------------------------
      Total Distributions                                             (4,316)          (2,697)         (12,573)          (6,484)
                                                                   ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                             69,200           46,356          578,935          249,262
   Issued in Lieu of Cash Distributions                                3,808            2,397           10,083            4,965
   Redeemed*                                                          (7,715)          (3,726)         (43,655)         (12,772)
                                                                   ------------------------------------------------------------
      Net Increase from Capital Share Transactions                    65,293           45,027          545,363          241,455
-------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                                     87,167           56,637          773,139          344,773
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                 119,765           63,128          579,292          234,519
                                                                   ------------------------------------------------------------
   End of Year                                                      $206,932         $119,765       $1,352,431         $579,292
===============================================================================================================================

(1)SHARES ISSUED (REDEEMED)
   Issued                                                              4,462            3,382           24,760           13,396
   Issued in Lieu of Cash Distributions                                  239              169              411              254
   Redeemed                                                             (500)            (273)          (1,982)            (671)
                                                                   ------------------------------------------------------------
      Net Increase in Shares Outstanding                               4,201            3,278           23,189           12,979
===============================================================================================================================

*Net of redemption fees of $77,000, $39,000, $523,000, and $156,000, respectively.

-----------------------------------------------------------------------------------------------
                                                                           TAX-MANAGED
                                                                       CAPITAL APPRECIATION
                                                                               FUND
                                                                      YEAR ENDED DECEMBER 31,
                                                                 ------------------------------
                                                                        1998             1997
                                                                       (000)            (000)
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $       7,239       $    5,003
   Realized Net Loss                                                 (12,991)          (7,186)
   Change in Unrealized Appreciation (Depreciation)                  299,070          165,146
                                                                 ------------------------------
      Net Increase in Net Assets Resulting from Operations           293,318          162,963
                                                                 ------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (7,427)          (5,247)
   Realized Capital Gain                                                  --               --
                                                                 ------------------------------
      Total Distributions                                             (7,427)          (5,247)
                                                                 ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                            342,075          233,347
   Issued in Lieu of Cash Distributions                                6,434            4,508
   Redeemed*                                                         (48,108)         (20,455)
                                                                 ------------------------------
      Net Increase from Capital Share Transactions                   300,401          217,400
-----------------------------------------------------------------------------------------------
   Total Increase                                                    586,292          375,116
-----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                 892,507          517,391
                                                                 ------------------------------
   End of Year                                                    $1,478,799        $ 892,507
===============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                             15,346           12,712
   Issued in Lieu of Cash Distributions                                  252              229
   Redeemed                                                           (2,255)          (1,141)
                                                                 ------------------------------
      Net Increase in Shares Outstanding                              13,343           11,800
===============================================================================================

*Net of redemption fees of $489,000 and $205,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------------
                                                                            TAX-MANAGED BALANCED FUND
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------     JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997        1996          1995    DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $14.67        $12.92    $11.85        $  9.79           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                             .39           .37       .36            .31              .09
   Net Realized and Unrealized Gain (Loss) on Investments           2.07          1.75      1.07           2.07             (.21)
                                                                  --------------------------------------------------------------
      Total from Investment Operations                              2.46          2.12      1.43           2.38             (.12)
                                                                  --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                             (.39)         (.37)     (.36)          (.32)            (.09)
   Distributions from Realized Capital Gains                          --            --        --             --               --
                                                                  --------------------------------------------------------------
      Total Distributions                                           (.39)         (.37)     (.36)          (.32)            (.09)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $16.74        $14.67    $12.92         $11.85          $  9.79
================================================================================================================================

TOTAL RETURN**                                                    16.93%        16.55%    12.21%         24.52%           -1.40%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                             $207          $120       $63            $39              $17
   Ratio of Total Expenses to Average Net Assets                   0.19%         0.17%     0.20%          0.20%               0%
   Ratio of Net Investment Income to Average Net Assets            2.63%         2.77%     3.04%          3.06%           2.88%+
   Portfolio Turnover Rate                                            7%            7%        5%             5%               0%
================================================================================================================================

* Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

+Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                           TAX-MANAGED GROWTH AND INCOME FUND
                                                                                  YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------   JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997       1996           1995    DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $20.88        $15.89    $13.16         $ 9.77           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                             .29           .29       .27            .25              .09
   Net Realized and Unrealized Gain (Loss) on Investments           5.67          4.98      2.74           3.39             (.23)
                                                                 ---------------------------------------------------------------
      Total from Investment Operations                              5.96          5.27      3.01           3.64             (.14)
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                             (.29)         (.28)     (.28)          (.25)            (.09)
   Distributions from Realized Capital Gains                          --            --        --             --               --
                                                                 ---------------------------------------------------------------
      Total Distributions                                           (.29)         (.28)     (.28)          (.25)            (.09)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $26.55        $20.88    $15.89         $13.16            $9.77
================================================================================================================================

TOTAL RETURN**                                                    28.67%        33.31%    23.03%         37.53%           -1.70%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $1,352          $579      $235            $98              $31
   Ratio of Total Expenses to Average Net Assets                   0.19%         0.17%     0.20%          0.20%           0.20%+
   Ratio of Net Investment Income to Average Net Assets            1.32%         1.62%     2.04%          2.37%           2.82%+
   Portfolio Turnover Rate                                            4%            2%        7%             6%               0%
================================================================================================================================

 *Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

 +Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                       TAX-MANAGED CAPITAL APPRECIATION FUND
                                                                               YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------    JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997       1996           1995    DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $20.18        $15.95    $13.28        $  9.95           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                             .13           .11       .12            .08              .04
   Net Realized and Unrealized Gain (Loss) on Investments           5.51          4.24      2.66           3.34             (.05)
                                                                 ---------------------------------------------------------------
      Total from Investment Operations                              5.64          4.35      2.78           3.42             (.01)
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                             (.13)         (.12)     (.11)          (.09)            (.04)
   Distributions from Realized Capital Gains                          --            --        --             --               --
                                                                 ---------------------------------------------------------------
      Total Distributions                                           (.13)         (.12)     (.11)          (.09)            (.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $25.69        $20.18    $15.95         $13.28          $  9.95
================================================================================================================================

TOTAL RETURN**                                                    27.95%        27.29%    20.92%         34.38%           -0.50%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $1,479          $893      $517           $254              $70
   Ratio of Total Expenses to Average Net Assets                   0.19%         0.17%     0.20%          0.20%           0.20%+
   Ratio of Net Investment Income to Average Net Assets            0.62%         0.70%     0.91%          0.97%           1.26%+
   Portfolio Turnover Rate                                            5%            4%       12%             7%               1%
================================================================================================================================

 *Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Funds comprise the Tax-Managed Balanced, Tax-Managed Growth and Income, and Tax-Managed Capital Appreciation Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At December 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

         -----------------------------------------------------------------------
                             CAPITAL CONTRIBUTED  PERCENTAGE      PERCENTAGE
                                 TO VANGUARD       OF FUND      OF VANGUARD'S
         TAX-MANAGED FUND           (000)         NET ASSETS    CAPITALIZATION
         -----------------------------------------------------------------------
         Balanced                   $  35             0.02%           0.05%
         Growth and Income            217             0.02            0.31
         Capital Appreciation         238             0.02            0.34
         -----------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Tax-Managed Balanced Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's administrative expenses. The Tax-Managed Balanced Fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, directed brokerage and custodian fee offset arrangements reduced expenses of the Tax-Managed Balanced Fund by $7,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended December 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

         -----------------------------------------------------------------
                                                            (000)
                                                --------------------------
         TAX-MANAGED FUND                         PURCHASES         SALES
         -----------------------------------------------------------------
         Balanced                                $  76,625        $11,377
         Growth and Income                         574,304         34,970
         Capital Appreciation                      361,548         62,050
         -----------------------------------------------------------------

    At December 31, 1998, the funds had available realized capital losses to offset future net capital gains through the following fiscal year-ends:

         -----------------------------------------------------------------
                                                  EXPIRATION
                                            FISCAL YEAR(S) ENDING   AMOUNT
         TAX-MANAGED FUND                        DECEMBER 31,       (000)
         -----------------------------------------------------------------
         Balanced                                2003-2007       $  3,738
         Growth and Income                       2004-2006          2,436
         Capital Appreciation                    2003-2007         30,465
         -----------------------------------------------------------------

E. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         ---------------------------------------------------------------------
                                                    (000)
                                 ---------------------------------------------
                                 APPRECIATED     DEPRECIATED    NET UNREALIZED
         TAX-MANAGED FUND         SECURITIES      SECURITIES     APPRECIATION
         ---------------------------------------------------------------------
         Balanced                $  48,195      $   (1,360)      $  46,835
         Growth and Income         401,694         (19,590)        382,104
         Capital Appreciation      639,221         (51,809)        587,412
         ---------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at December 31, 1998, and collateral received with respect to such loans were:

         --------------------------------------------------------------------
                                                            (000)
                                              -------------------------------
                                                 MARKET VALUE        CASH
                                                  OF LOANED       COLLATERAL
         TAX-MANAGED FUND                         SECURITIES       RECEIVED
         --------------------------------------------------------------------
         Balanced                               $     224       $     384
         Capital Appreciation                      17,774          18,729
         --------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Tax-Managed Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Tax-Managed Balanced Fund, Vanguard Tax-Managed Growth and Income Fund and Vanguard Tax-Managed Capital Appreciation Fund (constituting Vanguard Tax-Managed Funds, hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an
opinion on these financial statements based on our   about whether the
financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD TAX-MANAGED FUNDS

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

  The Tax-Managed Balanced Fund designates $3,760,000 of its income dividends as exempt-interest dividends.

  For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                   ------------------------------------------------
                   Tax-Managed Balanced Fund                 100%*
                   Tax-Managed Growth and Income Fund        100
                   Tax-Managed Capital Appreciation Fund     100
                   ------------------------------------------------

                   *The percentage applies only to the taxable ordinary income that has been reported on Form 1099-DIV.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                    named for HMS Vanguard, Admiral Horatio
                               Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                        together with their valour, and
                                      that
                        of the officers and men of every
                         description, it was absolutely
                                 irresistible."


                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                      and forerunner of today's family of
                            some 100 Vanguard funds,
                     celebrated his 100th birthday on July
                             23, 1998. Mr. Morgan,
                      a true investment pioneer, died six
                          weeks later on September 2.

                                    [PHOTO]

                     Wellington Fund, The Vanguard Group's
                                  oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q870-02/26/1999

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.